- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                         SPARE PARTS LEASE AGREEMENT

                         Dated as of April 15, 1993

                                   BETWEEN

                          GATX CAPITAL CORPORATION,
                                 as Lessor,

                                     AND

                            WORLD AIRWAYS, INC.,
                                 as Lessee.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                              TABLE OF CONTENTS
                              -----------------


Section                                                                   Page
- -------                                                                   ----
SECTION 1           DEFINITIONS..........................................   1

SECTION 2           DELIVERY AND ACCEPTANCE..............................   5
   2.1.             Time and Place.......................................   5
   2.2.             A Letting Only.......................................   5
   2.3.             Lessor's Conditions to Delivery......................   5
   2.4.             Lessee's Conditions to Delivery......................   7

SECTION 3           TERM.................................................   7

SECTION 4           RENT.................................................   7
   4.1.             Basic Rent...........................................   7
   4.2.             Supplemental Rent....................................   7
   4.3.             Prohibition Against Setoff, Counterclaim, Etc........   8
   4.4.             Security Deposit.....................................   8
   4.5.             Manner and Place of Payment..........................   8

SECTION 5           REPRESENTATIONS AND WARRANTIES; COVENANTS OF THE
                    PARTIES..............................................   8
   5.1.             Lessor's Representations, Covenants, Warranties and
                    Disclaimer...........................................   8
   5.2.             Lessee's Representations and Warranties..............  10
   5.3.             Covenants of Lessee..................................  12
   5.4.             Covenants of Lessor..................................  14

SECTION 6           POSSESSION; USE; LAWFUL INSURED OPERATIONS;
                    MAINTENANCE; REGISTRATION AND INSIGNIA...............  15
   6.1.             Possession...........................................  15
   6.2.             Use; Net Lease.......................................  15
   6.3.             Lawful Insured Operations............................  16
   6.4.             Maintenance..........................................  16
   6.5.             Insignia and Notices.................................  17
   6.6.             CRAF.................................................  17

SECTION 7           INSPECTION...........................................  17

SECTION 8           PURCHASE OPTION......................................  17

SECTION 9           REPLACEMENT OF PARTS; ALTERATIONS, MODIFICATIONS, ETC  18
   9.1.             Replacement of Items.................................  18
   9.2.             Title to Replaced and Replacement Items..............  18
   9.3.             Alterations, Modifications and Additions.............  18

                                      i

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                              TABLE OF CONTENTS
                              -----------------
                                 (Continued)

Section                                                                Page
- -------                                                                ----

   9.4.            Title to Items....................................   18

SECTION 10         TAXES.............................................   19
  10.1.            General...........................................   19
  10.2.            Withholding Taxes.................................   20
  10.3.            Amount of Indemnity...............................   20
  10.4.            Contest...........................................   21
  10.5.            Tax Returns.......................................   22
  10.6.            Mutual Assistance.................................   22

SECTION 11         EVENTS OF LOSS....................................   22
  11.1.            Loss of the Items.................................   22
  11.2.            Application of Payments from Governmental
                   Authorities.......................................   23

SECTION 12         INSURANCE.........................................   23
  12.1.            Public Liability, Bodily Injury and Property
                   Damage Liability Insurance........................   23
  12.2.            Insurance Against Loss or Damage to the Spare
                   Parts.............................................   24
  12.3.            Reinsurance.......................................   25
  12.4.            Replacement Insurance.............................   26
  12.5.            Application of Proceeds in an Event of Loss of all
                   Spare Parts.......................................   26
  12.6.            Application of Proceeds in the Absence of a Total
                   Event of Loss.....................................   26
  12.7.            Reports, etc......................................   26
  12.8.            Lessor's Additional Insurance.....................   27
  12.9.            Lessor Not Liable For Premiums....................   27
  12.10.           Government Indemnity..............................   27

SECTION 13         GENERAL INDEMNIFICATION...........................   27
  13.1.            Scope.............................................   27
  13.2.            Lessee's Release..................................   29
  13.3.            Contest...........................................   29
  13.4.            Repayment.........................................   29
  13.5.            Payment...........................................   29

SECTION 14         LIENS.............................................   30

SECTION 15         RETURN OF SPARE PARTS AND RECORDS.................   30
  15.1.            Location; Storage.................................   30
  15.2.            Replacement Items.................................   30
  15.3.            Maintenance.......................................   31

                                     ii

                              TABLE OF CONTENTS
                              -----------------
                                 (Continued)


Section                                                                  Page
- -------                                                                  ----
  15.4.            Final Inspection and Specific Return
                   Conditions..........................................   31
  15.5.            Component Manuals and Documentation.................   31
  15.6.            Corrections and Subsequent Corrections..............   32

SECTION 16         EVENTS OF DEFAULT...................................   32
  16.1.            Lessee's Defaults...................................   32

SECTION 17         RIGHTS AND REMEDIES.................................   34
  17.1.            Remedies............................................   34
  17.2.            Further Rights......................................   36
  17.3.            Remedies Cumulative.................................   36

SECTION 18         MISCELLANEOUS.......................................   36
  18.1.            Severability, Amendment, Construction and Applicable
                   Law.................................................   36
  18.2.            Notices.............................................   36
  18.3.            Lessor's Right to Perform...........................   37
  18.4.            Counterparts........................................   37
  18.5.            Assignment by Lessor................................   37
  18.6.            Service of Process; Waiver of Immunities............   38
  18.7.            Language............................................   38
  18.8.            Costs and Expenses..................................   39
  18.9.            Survival............................................   39
  18.10.           Further Assurances..................................   39
  18.11.           Entire Agreement....................................   39
  18.12.           Successors and Assigns..............................   39

Exhibits
- --------

Exhibit A     Lease Supplement
Exhibit B     Form of Engine Mortgage
Exhibit C     Spare Parts
Exhibit D     Opinion of Lessee's Counsel
Exhibit E     Lessor's Certificate of Representations & Warranties
Exhibit F     Designated Locations
Exhibit G     Permitted Sublessees
Exhibit H     Basic Rent Computation

                                 SPARE PARTS
                               LEASE AGREEMENT
                               ---------------

    THIS SPARE PARTS LEASE AGREEMENT, dated as of April 15, 1993 ("Lease"), between GATX CAPITAL CORPORATION, a Delaware corporation, as Lessor ("Lessor"), and WORLD AIRWAYS, INC., a Delaware corporation, as Lessee ("Lessee").


                                   RECITAL

    Lessor desires to lease the Spare Parts (as defined below) to Lessee and Lessee desires to lease the Spare Parts from Lessor on the terms set forth herein.

    NOW, THEREFORE, in consideration of the mutual covenants herein set forth, Lessor and Lessee agree as follows:


                                   SECTION
                                 DEFINITIONS
                                 -----------

    Unless the context requires otherwise, the following terms shall have the following meanings for all purposes of this Lease and such meanings shall be equally applicable to both the singular and the plural forms of the terms defined:

         "AD" or "Airworthiness Directive" means any airworthiness directive
          --      -----------------------
issued by the FAA and applicable to equipment of the same type as the Spare
Parts.

         "Aircraft Lease" shall mean that certain Aircraft Lease Agreement
          --------------
dated as of January 15, 1993 between Trustee and Lessee covering one MD-11 Aircraft.

         "Airframe" shall mean any McDonnell Douglas MD-11 airframe.
          --------

         "Authorized Maintenance Provider" is defined in Section 6.4(f)
          -------------------------------
below.

         "Basic Rent" is defined in Section 4.1 hereof.
          ----------

         "Basic Rent Payment Date" shall mean each date on which Basic Rent is
          -----------------------
payable pursuant to Section 4.1 hereof.

         "Business Day" shall mean any day other than a Saturday, Sunday or
          ------------
day on which commercial banking institutions in the cities of Chicago, Illinois, or Washington, D.C., are authorized by law to be closed.

         "Debt" shall mean any obligation for the payment of borrowed money or
          ----
deferred purchase price.

          "Default" shall mean any event or condition which, with the lapse
           -------
of time the giving of notice or both, would constitute an Event of Default.

          "Delivery Date" with respect to any Item shall mean the date on which
           -------------
such Item is delivered to and accepted by Lessee pursuant to the provisions of
Section 2 hereof. Each Lease Supplement shall be dated the appropriate
Delivery Date.

          "Designated Location" is defined in Section 5.3(g)
           -------------------

          "Dollars or $" (whether capitalized or not) shall mean United States
           -------    -
dollars.

          "Event of Default" shall have the meaning specified in Section 16.
           ----------------

          "Event of Loss" means, with respect to any Item of Equipment, any
           -------------
of the following: (a) loss of such Item or the use thereof due to theft, disappearance for a period of 30 consecutive days or more, destruction, damage beyond repair or rendition of such Item permanently unfit for normal use for any reason whatsoever; (b) any damage to such Item which results in an insurance settlement with respect to such Item on the basis of a total loss;
(c) the condemnation, confiscation, requisition or other loss of title to such Item; (d) the confiscation or seizure of, or requisition of use of, such Item for a period in excess of 60 consecutive days; or (e) any divestiture of title to an Item treated as an Event of Loss pursuant to Section 6.1 or other provision hereof.

          "FAA" shall mean, as context requires, the United States Federal
           ---
Aviation Administration and/or the Administrator of the United States Federal Aviation Administration, or any person, governmental department, bureau, commission or agency succeeding to the functions of either of the foregoing.

          "FAR" or "Federal Aviation Regulation" shall mean one or more of the
           ---      ---------------------------
Federal Aviation Regulations issued by the FAA.

          "Federal Aviation Act" shall mean the United States Federal
           --------------------
Aviation Act of 1958, as amended, as in effect of the date of this Lease, or any successor or substituted legislation at the time in effect and applicable.

          "Final Inspection" shall have the meaning specified in Section
           ----------------
15.4(a).

          "Flight Hour" shall mean, with respect to an Item, each hour or
           -----------
portion thereof during each period commencing when the aircraft on which such
Item is installed lifts off runway and concluding when such aircraft touches down upon landing.

          "Fly Away Kit" or "FAK" shall mean those Spare Parts which may be
           ------------      ---
carried on board an MD-11 aircraft by Lessee in support of dispatch reliability.

         "Government" shall mean the government of the United States of
          ----------
America or any instrumentality or agency thereof (provided the credit of such instrumentality or agency is backed by the full faith and credit of the United States of America).

         "Hereby", "herein", "hereof", "hereunder", and other like words shall
          ------    ------    ------    ---------
refer to this Lease as originally executed or as amended, modified or supplemented pursuant to the applicable provisions hereof, including, without limitation, as supplemented by the applicable Lease Supplement.

         "Incentive Rate" shall mean a per annum rate of interest equal to the
          --------------
Prime Rate in effect from time to time, plus 3%, but in no event greater than the maximum rate permitted by applicable law.

         "Insured Value" with respect to any Item shall mean the Lessor's
          -------------
Cost thereof.

         "Item of Equipment" or "Item" shall mean any of the Spare Parts.
          -----------------      ----

         "Lease" shall mean this Spare Parts Lease Agreement and, as executed,
          -----
each Lease Supplement.

         "Lease Supplement" shall mean any or all of the Lease Supplements,
          ----------------
substantially in the form of Exhibit A hereto, to be entered into by Lessor and Lessee on each Delivery Date for the purpose of leasing the Items of Equipment pursuant to the terms of this Lease. Each Lease Supplement shall be deemed to incorporate by reference all of the provisions of this Lease to the same extent as if such provisions were fully set forth therein.

         "Lessor Lien" shall mean any Lien with respect to any Item which
          -----------
results from (a) nonpayment by Lessor of any Tax or Loss imposed on it (except a Tax or Loss as to which Lessee is obliged hereunder to indemnify Lessor),
(b) claims against Lessor not related to the transactions described in this Lease or to the ownership of the Items of Equipment, or (c) an affirmative act of Lessor not related to the transactions described in this Lease.

         "Lessor's Cost" shall mean the cost to Lessor of each Item, which
          -------------
shall be specified in the appropriate Lease Supplement. The total Lessor's Cost of all Items delivered hereunder shall not exceed $10,000,000.

         "Lien" shall mean any mortgage, pledge, lien, charge, encumbrance,
          ----
lease, exercise of rights, security interest or claim.

         "Maintenance Program" shall have the meaning set forth in Section
          -------------------
6.4(a) below.

         "Manufacturer" shall mean the manufacturer of each Item as specified
          -----------
on the applicable Lease Supplement.

         "Permitted Liens" shall mean (a) the respective rights of the parties
          ---------------
hereunder and of others as permitted under Sections 6 and 9, below; (b) Liens for taxes, assessments or other governmental charges either not yet due or being contested in good faith (and for the payment of which adequate reserves have been provided) by appropriate proceedings so long as such proceedings do not involve any material danger of the sale, forfeiture, loss or loss of use of any Item or any interest therein; (c) materialmens, mechanics, workers, repairers, employees, or other like Liens arising in the ordinary course of business for amounts the payment of which is either not yet due or is being contested in good faith (and for the payment of which adequate reserves have been provided) by appropriate proceedings so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of use of any Item or any interest therein; (d) Liens arising out of any judgment or award unless the judgment secured shall not, within 60 days after entry thereof, have been discharged, vacated or reversed or Lessee has commenced an appeal or proceeding for review which is being prosecuted in good faith by Lessee and with respect to which there shall have been secured a stay of execution pending such appeal or proceeding for review; (e) any other Liens with respect to which Lessee shall have provided security in form and amount acceptable to Lessor; and (f) Lessor Liens.

         "Permitted Sublessee" shall mean any of the air carriers identified
          -------------------
on Exhibit G hereto provided that such carrier is authorized to operate MD-11 aircraft. Every six months the list of Permitted Sublessees constituting Exhibit G hereto shall be revised and Lessor may add or remove any carriers which Lessor in its reasonable judgment believes should be added or removed based on changes in the carriers' financial condition or the political condition in the host country. Lessee may at any time request that the name of a carrier be added to the list of Permitted Sublessees and Lessor shall promptly agree or refuse (on a reasonable basis) such request.

         "Prime Rate" shall mean that rate publicly announced by Citibank,
          ----------
N.A., New York, New York, or its successor, as such bank's "prime" or best rate for 90 day loans to commercial borrowers of the highest credit standing.

         "Rent" shall mean Basic Rent and Supplemental Rent, collectively.
          ----

         "Security Deposit" shall mean the sum of up to $2,000,000 to be paid
          ----------------
by Lessee to Lessor and held as security by Lessor pursuant to Section 4.4.

         "Spare Parts" shall mean the Items described on Appendix 1 to each
          -----------
Lease Supplement.

          "Spare Parts Records" shall mean the maintenance and overhaul
           -------------------
documents relating to the Spare Parts.

          "Supplemental Rent" shall mean all amounts, liabilities and
           -----------------
obligations (other than Basic Rent) which Lessee assumes, agrees or is obligated to pay hereunder.

          "Supplier" shall mean the manufacturer, vendor or supplier of any
           --------
Item of Equipment other than a Manufacturer.

          "Tax" and "Taxes" shall have the meanings specified in Section 10.
           ---       -----

          "Term" shall mean the period for which the Items of Equipment are
           ----
leased hereunder pursuant to Section 3.

          "Trustee" shall mean Wilmington Trust Company, not in its individual
           -------
capacity, but solely as Trustee under that certain Trust Agreement dated as of December 28, 1990.


                                  SECTION 2
                           DELIVERY AND ACCEPTANCE

     2.1. Time and Place. Subject to the satisfaction of the conditions set
         --------------
forth in Section 2.3, on each Delivery Date Lessor shall purchase the Spare Parts being leased to Lessee on such date, either from Lessee or from the vendor thereof, and shall deliver such Items, together with all manuals, log books, records and other documents relating thereto to Lessee, at the location specified in the applicable Lease Supplement or at such other location as may be mutually agreed. The parties anticipate that the first Delivery Date shall be on or about May 28, 1993. No Delivery Date shall occur after July 1, 1993. Lessee and Lessor shall accept the Items being delivered on each such date by executing and delivering a Lease Supplement whereupon such Items shall be subject to this Lease; provided that only equipment specified on Exhibit C hereto shall be eligible for lease hereunder.

     2.2. A Letting Only. Except as expressly provided in Sections 8 and 9, at
         --------------
all times during the Term, full legal title to the Items of Equipment shall remain vested in Lessor to the exclusion of Lessee, notwithstanding the delivery of the Items of Equipment to, and the possession and use thereof by, Lessee.

     2.3. Lessor's Conditions to Delivery. Lessor's obligation to deliver and
          -------------------------------
lease the Items of Equipment to Lessee hereunder shall be subject to satisfaction of the following conditions:

          (a) Simultaneously with the execution of this Lease, Lessor shall have received written evidence of appropriate corporate action, certified by the Secretary or an

Assistant Secretary of Lessee, duly authorizing or ratifying the lease of the Items of Equipment hereunder and the execution, delivery and performance of this Lease, together with an incumbency certificate as to the person or entity or persons authorized to execute and deliver said certification and said documents on behalf of Lessee.

         (b)  On each Delivery Date, Lessor shall receive:

              (i) A Lease Supplement, duly executed by Lessee, dated the Delivery Date;

              (ii) Certificates executed by independent aircraft insurance brokers evidencing Lessee's compliance with the insurance provisions of
    Section 12 hereof;

              (iii) An opinion of Lessee's counsel dated the Delivery Date, substantially in the form of the attached Exhibit D;

              (iv) A certificate signed by a duly authorized officer of Lessee, dated the Delivery Date, to the effect that:

                   (A)  the representations and warranties contained in
         Section 5.2 hereof are true and correct on and as of such date as though made on and as of such date, and all authorizations and approvals of, givings of notice to, and filings and recordings with, all regulatory bodies and authorities which may be conditions to the validity or enforceability of this Lease or Lessee's performance of the terms hereof have been duly accomplished;

                   (B) no Default or Event of Default has occurred and is continuing, or would result from the lease of the Items of Equipment hereunder;

                   (C) Lessee is an air carrier certificated under Section 604(b) of the Federal Aviation Act of 1958, as amended;

              (v) Evidence satisfactory to Lessor confirming that this Lease and such Lease Supplement have been duly fixed with the FAA and any other appropriate governmental authorities;

              (vi) Lessee shall have provided Lessor with second priority mortgage in form and substance satisfactory to Lessor, recorded with the FAA on one CF6-50C2 engine, in the form of Exhibit B hereto, securing Lessee's obligations hereunder. Such mortgages shall be subordinated only to the lien of PK AirFinance in an amount not to exceed $1,378,000.

     2.4. Lessee's Conditions to Delivery. Lessee's obligation to accept and
          -------------------------------
lease the Items of Equipment from Lessor hereunder shall be subject to the satisfaction of the following conditions on or before the first Delivery
Date:

          (a) Written evidence of appropriate corporate action by Lessor, certified by the Secretary or an Assistant Secretary of Lessor, duly authorizing or ratifying the lease of the Items of Equipment hereunder and the execution, delivery and performance of this Lease, together with an incumbency certificate as to the person or entity or persons authorized to execute and deliver said certification and said documents on behalf of Lessor;

          (b) A certificate substantially in the form of Exhibit E hereto signed by a duly authorized officer of Lessor, dated the Delivery Date, to the effect that (A) the representations and warranties contained in Section 5.1 hereof are true and correct on and as of such date as though made on and as of such date, and (B) Lessor has not breached any of its covenants in this Lease.


                                  SECTION 3
                                    TERM
                                    ----

     The Term shall commence with respect to each Item on the Delivery Date of such Item and shall expire on January 1, 2000, unless earlier terminated pursuant to Section 17 or extended pursuant to Sections 15.7(a) or 15.9.


                                  SECTION 4
                                    RENT
                                    ----

     4.1. Basic Rent. Interim Period. On July 1, 1993, Lessee shall pay
          ----------  --------------
Lessor rent for each Item in an amount equal to the Lessor's Cost of such Item multiplied by the decimal equivalent of the Prime Rate plus 1.5% divided by 365 multiplied by the number of days.

               Base Period. Commencing on August 1, 1993  and on the first day
               -----------
of every month throughout the Term (each a "Basic Rent Payment Date"), Lessee shall pay Basic Rent for the Spare Parts in accordance with Exhibit I hereto.

     4.2. Supplemental Rent. Lessee shall also pay to Lessor or Lessor's
          -----------------
designee any and all Supplemental Rent promptly as the same shall become due and payable. Lessee shall pay to Lessor, as Supplemental Rent, interest at the Incentive Rate on any portion of any payment of Rent not paid on the due date thereof. All computations of interest under this Lease to be made on the basis of a 365-day year and actual days elapsed.

    4.3  Prohibition Against Setoff, Counterclaim, Etc.  Lessee's obligation
         ---------------------------------------------
to pay Rent hereunder shall be absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limitation, any setoff, counterclaim, recoupment, defense or other right which Lessee may have against Lessor. Except as provided in Section 10.2 in respect of withholding Taxes, each payment of Rent shall be absolutely final and net to Lessor, so that this Lease will yield to Lessor the full amount of Rent throughout the Term without deduction. Nothing in this Section 4.3 shall be construed to prevent Lessee, after complying with this Section 4.3, from pursuing any claim it may have against Lessor or any other person in such court of law or otherwise as Lessee may deem appropriate.

    4.4  Security Deposit.  Lessee agrees simultaneously with the execution
         ----------------
and delivery to Lessor of each Lease Supplement, to pay a portion of the Security Deposit equal to 20% of Lessor's Cost of the Items covered by such Lease Supplement, which shall be held by Lessor as security for Lessee's performance of its obligations hereunder. Upon return of the Spare Parts to Lessor in full compliance with Section 15, including the return conditions specified therein, or purchase of the Spare Parts pursuant to Section 8, and provided that all unpaid Rent has been paid, Lessor shall refund the Security Deposit to Lessee. Interest shall be paid monthly in arrears on the Security Deposit on the first Business Day of each month at a rate per annum equal to the Prime Rate, as in effect from time to time, plus 1.5%.

    4.5  Manner and Place of Payment.  All amounts to be paid by Lessee
         ---------------------------
hereunder shall be paid by wire transfer of immediately available funds, consisting of lawful currency of the United States of America, to the following account:

                     The First National Bank of Chicago
                     ABA No. 071000013
                     Chicago, Illinois 60670
                     Credit: GATX Capital Corporation
                     Account No. 52 47209

or to such other party or account in the contiguous continental United States of America as Lessor shall designate in writing. If any such amount is due to be paid on a day other than a Business Day, such amount shall be payable on the next succeeding Business Day.


                                  SECTION 5
          REPRESENTATIONS AND WARRANTIES: COVENANTS OF THE PARTIES
          --------------------------------------------------------

    5.1  Lessor's Representations, Covenants, Warranties and Disclaimer.
         --------------------------------------------------------------
Lessor represents and warrants that:

          (a) Title; Condition. On each Delivery Date Lessor shall have such
              ----------------
title to the Items being delivered on such date as has been conveyed to Lessor by the Lessee or the vendor thereof and clear of Lessor Liens.

THE WARRANTIES SET FORTH IN SECTION 5.1 HEREOF ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES OF LESSOR WHETHER WRITTEN, ORAL OR IMPLIED, AND LESSOR SHALL NOT BY VIRTUE OF HAVING LEASED THE SPARE PARTS UNDER THIS LEASE BE DEEMED TO HAVE MADE ANY OTHER REPRESENTATION OR WARRANTY. LESSEE ACKNOWLEDGES AND AGREES THAT: (A) LESSOR IS NOT A MANUFACTURER OF OR A DEALER IN PROPERTY OF SUCH KIND AS THE SPARE PARTS; (B) LESSOR HAS NOT MADE, AND DOES NOT HEREBY MAKE, ANY REPRESENTATION, WARRANTY OR COVENANT WITH RESPECT TO THE MERCHANTABILITY, CONDITION, QUALITY OR DURABILITY OF THE SPARE PARTS, THEIR SUITABILITY FOR THE PURPOSES AND USES OF LESSEE, OR ANY OTHER REPRESENTATION, WARRANTY OR COVENANT OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, WITH RESPECT TO THE SPARE PARTS; AND (C) EXCEPT FOR LESSOR'S GROSS NEGLIGENCE OR WILFUL MISCONDUCT, LESSOR SHALL NOT BE LIABLE TO LESSEE FOR ANY LIABILITY, CLAIM, LOSS, DAMAGE OR EXPENSE OF ANY KIND OR NATURE CAUSED, DIRECTLY OR INDIRECTLY, BY ANY ITEM OR ANY INADEQUACY THEREOF FOR ANY PURPOSE, ANY DEFICIENCY OR DEFECT THEREIN, THE USE OR MAINTENANCE THEREOF, ANY REPAIRS, SERVICING OR ADJUSTMENTS THERETO, OR ANY INTERRUPTION OR LOSS OF SERVICE OR USE THEREOF; OR ANY LOSS OF BUSINESS OR FOR ANY DAMAGE WHATSOEVER OR HOWSOEVER CAUSED, as all such risks are to be borne by Lessee. Neither Lessee nor Lessor make any representation as to the treatment of this Lease, the Spare Parts or the rent for financial reporting or tax purposes. Lessor hereby assigns (but only for such time as no Event of Default shall have occurred and be continuing) to Lessee such rights as Lessor may from time to time have under any warranty made by any Manufacturer or Supplier with respect to any Item of Equipment, and, so long as no Event of Default exists and is continuing, Lessee shall have the exclusive right to enforce such warranties and to use such proceeds in accordance with the terms of this Lease to repair or modify the Items of Equipment.

          (b) Corporate Existence and Qualification. Lessor is a corporation
              -------------------------------------
duly incorporated and validly existing under the laws of the jurisdiction of its incorporation and has the power and authority to enter into and perform its obligations hereunder and under the Lease Supplements.

          (c) Authority and Binding Obligations. This Lease has been duly
              ---------------------------------
authorized, executed and delivered by Lessor. The Lease is, and the Lease Supplements will be, upon due execution and delivery, the legal, valid and binding obligations of Lessor, enforceable in accordance with their respective terms and do not require any approval from stockholder, trustee or any holders of debt or other obligations of Lessor, except such as has been duly obtained.

         (d)  No Violation.  The execution and delivery by Lessor of this
              ------------
Lease is not, and the execution and delivery of the Lease Supplements will not be, and the performance by Lessor of its obligations under each of the foregoing documents will not be, inconsistent with the terms of its charter or bylaws, do not and will not contravene any law, governmental rule or regulation or any judgment or order applicable to it, and do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which Lessor is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration with or the taking of any action in respect of or by, any governmental authority or agency or other person, except such as have been obtained, given or accomplished.

         (e)  Litigation.  There are no pending suits or proceedings against
              ----------
or affecting Lessor in any court or before any governmental authority or arbitration board or tribunal that relate to this Lease or any Item or that, if adversely determined, might materially adversely affect Lessor's ability to enter into or perform under this Lease.

     5.2.  Lessee's Representations and Warranties.  Lessee covenants,
           ---------------------------------------
represents and warrants that:

         (a)  Corporate Existence and Qualification.  Lessee is a corporation
              -------------------------------------
duly incorporated and validly existing under the laws of the state or country of its incorporation and is an air carrier of persons and property in air transportation, registered, licensed or otherwise certificated or duly authorized by the FAA and any other appropriate aeronautics authority to engage in such air transportation and is duly qualified or otherwise authorized to do business as an air carrier in all jurisdictions in which it has air routes, except for jurisdictions where failure to so qualify or obtain authorization would not have a material adverse effect on the business of Lessee and would not involve any material danger of the sale, forfeiture or loss of any Item of Equipment or the impairment of the value thereof.

         (b)  Authority.  Lessee has full corporate power and authority to
              ---------
enter into and perform this Lease and each Lease Supplement; and the execution, delivery and performance of this Lease and each Lease Supplement have been duly authorized by all necessary corporate action on the part of Lessee, do not require any stockholder approval or approval or consent of any trustee or holders of any Debt or other obligations of Lessee except such as have been duly obtained and do not contravene any provision of any law, governmental rule, regulation or order binding on Lessee, or any applicable interpretation or administration of any such law, governmental rule, regulation or order, or contravene the certificate of incorporation, by-laws or other organic documents of Lessee or any indenture, mortgage, contract or other agreement or instrument to which Lessee is a party or by which it or any of its assets may be bound or affected.

         (c)  Governmental Approvals.  Except for the filing of this Lease and
              ----------------------
each Lease Supplement with the FAA, neither the making nor performance by Lessee of this Lease or the Lease Supplements, nor the consummation of any of the transactions by Lessee contemplated hereby or thereby, nor the acquisition, ownership or leasing by Lessor of the Spare Parts under such documents, requires the consent or approval of, the giving of notice to, the registration or filing for recordation with, or the taking of any other action in respect of, the Government or any political agency, subdivision or instrumentality thereof, except such as have been obtained, made or taken.

         (d)  Binding Obligations.  This Lease constitutes the valid and
              -------------------
legally binding obligation of Lessee enforceable against Lessee in accordance with the terms hereof.

         (e)  Litigation.  Except as otherwise disclosed in the Lessee's most
              ----------
recent Form 10Q and Form 10K, there are no suits or proceedings pending or, to the knowledge of Lessee, threatened in any court or before any regulatory commission, board or other administrative or governmental agency against or affecting Lessee which relate to the transactions contemplated hereby or which, if adversely determined, would have a material adverse affect on the ability of Lessor to perform its obligations hereunder.

         (f)  Financial Condition.  The audited balance sheet of Lessee as of
              -------------------
December 31, 1992 (the "1992 Balance Sheet"), and the audited statements of profit and loss of Lessee for 1991, each certified by KPMG Peat Marwick, fairly present the financial condition of Lessee and have been prepared in accordance with generally accepted accounting principles. Lessee has no contingent obligations, liabilities for taxes or unusual forward or long-term commitments which could have a material adverse effect on its financial condition, except as disclosed in the 1992 Balance Sheet. Since December 31, 1992, there has been no material adverse change in Lessee's operations or financial condition from that reflected in such financial statements other than changes in the ordinary course of business the effect of which has not been materially adverse to the ability of Lessee to fulfill its obligations hereunder.

         (g)  Pari Passu Ranking.  The obligations of Lessee to pay Rent
              ------------------
hereunder will be direct and unconditional general obligations of Lessee, and will rank in right of payment at least pari passu with all unsecured obligations of Lessee.

         (h)  No Conflicting Agreements.  Lessee is not a party to any
              -------------------------
agreement or instrument or subject to any charter or other corporate restriction which individually or in the aggregate is, in the reasonable judgment of Lessee, likely to materially adversely affect its ability to perform its obligations under this Lease or the Lease Supplements.

         (i)  No Default.  No Default or Event of Default has occurred and is
              ----------
continuing.

         (j)  Protective Filings.  Other than the filing for recordation of
              ------------------
this Lease and each Lease Supplement with the FAA, no other filing or recording of any document and no other action is necessary or advisable in the United States of America, in order to establish and perfect Lessor's title to and interest in the Spare Parts as against Lessee and any third parties claiming against or through Lessee, including trustees, custodians and other representatives or similar officials, under any bankruptcy or liquidation law or regulations, or other regulations, or otherwise.

         (k)  Registration.  Lessee is a "certificated air carrier" under
              ------------
Section 604(b) of the Federal Aviation Act of 1958, as amended.

    5.3  Covenants of Lessee.  Until payment in full of all Rent and
         -------------------
performance by Lessee of all its other obligations hereunder, Lessee agrees that:

         (a)  Financial Statements, Reports, etc.  Lessee shall furnish to
              ----------------------------------
Lessor:

              (i) As soon as available and in any event within 60 days after the close of each of the first three quarters of each fiscal year of Lessee, the balance sheet of Lessee as at the end of such quarterly period and the related statement of earnings for such quarterly period, setting forth in each case in comparative form the corresponding figures for the end of the corresponding period of the preceding fiscal year, certified by the principal financial officer of Lessee;

              (ii) As soon as available and in any event within 120 days after the close of each fiscal year of Lessee, the balance sheet of Lessee as at the end of such fiscal year and the related statement of earnings for such fiscal year, prepared in accordance with generally accepted accounting principles and on a basis consistent with that used in the preparation of the financial statements referred to in Section 5.2(f), except as noted in such balance sheet and statements, certified by Lessee's independent public accountants and including the accompanying footnotes and such accountants' opinion thereon;

              (iii) Promptly after Lessee shall have obtained knowledge of the occurrence of any Default or Event of Default hereunder, a written notice specifying the nature and period of existence thereof and what action Lessee has taken or is taking or proposes to take with respect thereto;

              (iv) Within 30 days after receiving service of process or equivalent notice of any litigation, including arbitrations, involving any claim against Lessee in excess of $5,000,000 and of any proceeding by or before any governmental agency, which litigation or proceeding, if adversely determined, could materially adversely affect the properties, business, prospects or financial condition of Lessee and its subsidiaries on a consolidated basis;

          (v) Promptly after entering into or becoming bound or affected by any pooling or interchange agreement or arrangement by which any Item may be affected and promptly after each amendment or modification of any such agreement or arrangement, a copy of such agreement, arrangement, amendment or modification, duly certified by an officer of Lessee as being a complete and correct copy;

          (vi) Subject to applicable legal restrictions and Lessee's reasonable confidentiality requirements, from time to time such other information as Lessor may reasonably request, which relates to maintenance of the Spare Parts and their location and the financial condition of Lessee.

     (b) Authorizations. Lessee will obtain from time to time any and all such
         --------------
consents, approvals, licenses and authorizations and make any and all such filings and registrations as shall now or hereafter be required under applicable law and regulations (including foreign exchange laws) for the making and performance by Lessee of this Lease.

     (c) Recording. Subject to the requirements of Section 5.4(a) and except
         ---------
during the 90 day period referenced in the fifth sentence of 5.3(g), Lessee shall be responsible for and bear the expenses of recording and rerecording, registering and filing and refiling this Lease, each and every Lease Supplement, and such other instruments as are necessary or reasonably requested by Lessor to protect the right, title and interest of Lessor hereunder and as owner of the Spare Parts.

     (d) Certificated Carrier. Lessee shall do or cause to be done all things
         --------------------
necessary to preserve and keep in full force and effect its status as a duly certificated air carrier pursuant to (or, in the event such law or regulation is superseded, its authorization under) Section 604(b) of the Federal Aviation Act and pursuant to the laws of the United States of America to be an air carrier engaged in the carriage of persons and property for compensation or hire.

     (e) Corporate Existence. Lessee will at all times maintain its corporate
         -------------------
existence. Without prior written notice to Lessor, Lessee will not consolidate with or merge into any other entity, or sell, lease, exchange, transfer or otherwise dispose (whether in one transaction or in a series of related transactions) of all or substantially all its property, assets or revenues, whether now owned or hereafter acquired.

     (f) Place of Business. Lessee's principal place of business and executive
         -----------------
office are located at 13873 Park Center Road, Suite 490, Harndon, VA 22071.

     (g) Location of Items. At all times during the Term the Items shall be
         -----------------
located at one or more of the "Designated Locations" specified on Exhibit F hereto or shall be part of a Fly Away Kit on an MD-11 aircraft owned or leased by Lessee. Any Item installed on an aircraft shall immediately be replaced in accordance with Section 9 below.

Records sufficient to establish the location of each Item shall be maintained at all times at Lessee's head office at the address specified in Section 18.2 hereof and shall be available to Lessor. If and whenever Lessee shall desire to maintain the Items at any location which is not at the time a Designated Location or Lessee shall otherwise desire to designate a location as a Designated Location, provided that no Event of Default exists and is continuing Lessee will deliver to Lessor the following: (x) if such new location is in the United States, an executed supplement to this Lease describing such location, suitable for filing with the FAA, and (y) if such location is not in the United States, (i) an executed original counterpart of all documents deemed necessary by Lessor to protect its interest in the Spare Parts and this Lease, such documents to be in form and substance reasonably satisfactory to Lessor, appropriately describing such location and reaffirming the ownership of the Items by Lessor; provided, however, that none of such documents shall obligate Lessee to agree to material covenants or restrictions not already present in this Lease; (ii) an Officer's Certificate stating that each such document has been duly authorized, executed and delivered by Lessee and that no Event of Default exists and is continuing hereunder; and (iii) if requested by Lessor, the favorable written opinion of counsel selected by Lessee and reasonably acceptable to Lessor to the effect that all filings, recordings and notices necessary or appropriate to perfect the ownership interest of Lessor in the Items have been accomplished. Notwithstanding the foregoing, provided that no Event of Default exists and is continuing. Lessee shall have the right to remove a portion of the Items from a Designated Location or from an MD-11 aircraft to a location which is not a Designated Location and not an aircraft for a temporary period not to exceed 90 days. Lessee shall give Lessor advance written notice of any location at which an Item may be based which is not a Designated Location. The notice specified in the preceding sentence shall specify the city and street address of the location and the name of the individual or entity (if not the Lessee) charged with custody of the Items.

     5.4.  Covenants of Lessor.
           -------------------

          (a)  Registration.  Lessor will take such action as may be
               ------------
reasonably requested by Lessee, at the expense of Lessee, in order to execute and deliver for filing or recordation the Lease and the Lease Supplements with the FAA. Lessor agrees to deliver to Lessee and to any other person or entity specified by Lessee such notifications, certifications, reports or other documents as may be required by law as a precondition to exemption or other relief from (or reduction of) any Taxes which otherwise would be imposed with respect to any amount payable by Lessee under this Lease.

          (b)  Quiet Enjoyment.  So long as no Event of Default shall have
               ---------------
occurred and be continuing, Lessor agrees that, except as specifically permitted by the terms of this Lease, it will not, through its own actions or through the actions of others claiming through or under Lessor, interfere with Lessee's peaceful and quiet use, operation and possession of the Spare Parts.

         (c)  Lessor Liens.  Lessor agrees to keep the Spare Parts free and
              ------------
clear of Lessor Liens and to indemnify Lessee for any loss, cost, damage or expense suffered by Lessee by reason of the existence of any such Lessor Liens.

         (d)  ERISA.  Lessor represents that it has not purchased any Item
              -----
with the assets of any "employee benefit plan" (or its related trust) as defined in Section 3(3) of ERISA or Section 4975(e)(1) of the Internal Revenue Code.


                                  SECTION 6
           POSSESSION; USE; LAWFUL INSURED OPERATIONS; MAINTENANCE
           -------------------------------------------------------
                          REGISTRATION AND INSIGNIA
                          -------------------------

    6.1. Possession.  Except as expressly provided in this Lease, the Spare
         ----------
Parts and the operations performed therewith, subject to applicable law and the rules and regulations of the FAA, shall be under the exclusive control of Lessee until the same are returned pursuant to Section 15 or 17 hereof. Lessee shall not without Lessor's prior written consent deliver, relinquish or transfer possession of any Item or Items of Equipment, except for the transfer of possession and replacement of Parts as provided in Sections 9.1 and 9.3; provided, however, that, so long as no Event of Default shall have occurred and be continuing, Lessee may, subject to Section 6.4, (a) deliver possession of an Item of Equipment to an FAA-certificated maintenance facility for service, repair, maintenance or overhaul work required by the terms hereof, or for modifications, alterations or additions permitted by the provisions of this Lease; (b) Lessee may transfer temporary possession of any Item to the United States of America or any instrumentality or agency thereof pursuant to Executive Order No. 10999, as amended, or any substitute or similar programs;
(c) for a period not to exceed 90 days, Lessee may subject any Item to a parts pooling arrangement, customary in the airline industry, entered into in the normal course of Lessee's business with responsible scheduled commercial air carriers, and Lessee may sublease any Item for a period not to exceed two years to any Permitted Sublessee; provided, however, (i) no agreement or arrangement described in (a), (b) or (c) above shall contemplate or require the transfer of title to any Item; (ii) any Item the possession of which is transferred in accordance with (a), (b) or (c) above shall be required to be returned to Lessee upon the expiration or termination of any such agreement or arrangement. In all cases Lessee shall remain primarily liable hereunder for the performance of all of the terms hereof to the same extent as if a transfer permitted hereby had not occurred. A transfer of any Item pursuant to this
Section 6.1 which results in a transfer of title to such Item shall be treated as an Event of Loss with respect to such Item.

    6.2. Use; Net Lease.  Lessee shall not use, or permit the use of, any Item
         --------------
or Items of Equipment for any purpose for which it is not designed. Lessee shall comply with all regulations of the FAA with respect to the Spare Parts. Lessee shall pay for an provide all electric power, oil, fuel and lubricant consumed by and required for the operation of the

Spare Parts. Lessee shall promptly pay all repair or overhaul charges, the nonpayment of which could result in a Lien upon any of the Items of Equipment.

    6.3.  Lawful Insured Operations.  Lessee will not cause or permit any Item
         -------------------------
of Equipment to be maintained, used or operated in violation of any law, treaty, statute, rule, regulation or order of any government or governmental authority having jurisdiction except to the extent any of the foregoing is being contested by Lessee in good faith and by appropriate proceedings. Lessee agrees not to use any Item of Equipment, or suffer the same to be used, (a) unless such Item is covered by insurance or governmental indemnity as required by the provisions of Section 12 hereof, or (b) contrary to the terms of the insurance required by the provisions of Section 12 hereof. If any Item is brought into any location or country in which the insurance or indemnity required by Section 12 is not in full force and effect, Lessee, in addition to its liability under Sections 17 and 18, shall be liable to Lessor for loss or damage to the Item up to its replacement cost.

    6.4.  Maintenance.  Lessee, at its own cost and expense, shall:
          -----------

         (a) Service, repair, maintain, overhaul, replace (but only in accordance with Section 9 hereof) and test, or cause the same to be done to, each Item leased hereunder (i) so as to keep such Item in good operating condition and with a valid parts tag, and (ii) in compliance with Lessee's FAA-approved MD-11 maintenance program (the "Maintenance Program");

         (b) Maintain all records, logs and other materials required by the FAA in respect of the Items of Equipment and all records required by the FAA to establish traceability of all life-limited Items of Equipment. All principal records, logs and other materials shall be maintained by Lessee in the English language.

         (c) Promptly furnish to Lessor such information as is known by Lessee to be required, or as Lessor may request to enable Lessor to file any reports required to be filed by Lessor with any governmental authority concerning the Spare Parts;

         (d) Incorporate into each Item all Alert Service Bulletins issued by any Manufacturer or Supplier and all other Service Bulletins that relate to safety and reliability of the Item which are incorporated into any other Spare Parts owned or leased by Lessee. It is the agreement of the parties that Lessee shall not discriminate against any of the Items of Equipment with respect to any maintenance matter or modification status;

         (e) Carry out on each Item all Airworthiness Directives ("AD") imposed by the FAA which are applicable to such Item and which are due during the Term; and

         (f) Cause all modifications, repairs, maintenance and overhauls of the Items of Equipment, whether scheduled or unscheduled, to be accomplished at FAA licensed repair stations or by an FAA-certified mechanic. All scheduled maintenance and overhauls of the Items of Equipment throughout the Term shall be performed at FAA-certificated repair stations specified in the Maintenance program (the "Authorized Maintenance Performer").

    6.5.  Insignia and Notices.  Each Designated Location and other location
          --------------------
in which the Items are based shall have displayed in a prominent location a sign noting the presence of property of Lessor at such Location. Lessee will not allow the name of any person or entity to be placed on any Item that might be interpreted as a claim of ownership.

    6.6.  CRAF.  Notwithstanding anything in this Lease to the contrary, any
          ----
compliance by Lessee with the requirements of the Civil Reserve Airfleet Program, or any substitute or similar program, shall not, in and of itself, result in a Default or Event of Default, provided that promptly after any such requirement terminates Lessee complies with all of its obligations under this Lease.


                                  SECTION 7
                                 INSPECTION
                                 ----------

    Lessee shall furnish to Lessor a revised and updated list of the Items of Equipment on a quarterly basis including the location (including a FAK) of the Items of Equipment and a description of all replacement Items, all in a form for filing with the FAA and reasonably acceptable to Lessor. Lessee shall permit any person or entity designated in writing by Lessor to visit and inspect (at any reasonable time upon reasonable notice) the Spare Parts, their condition (including modification status) and the records maintained in connection therewith, including the Maintenance Program, which shall not be copied and shall be maintained as strictly proprietary and confidential. Lessor shall have no duty to make any such inspection and shall not incur any liability or obligation by reason of not making any such inspection. Lessor agrees that such requests will be coordinated with Lessee so as to cause no disturbance to Lessee's operation and no material disturbance to its personnel. Lessor agrees that no more than two inspectors will be inspecting the Spare Parts or the Spare Parts documentation at any one location at any time. Lessor agrees that such inspections will be coordinated with Lessee so that the down time of an aircraft will not be increased.


                                  SECTION 8
                               PURCHASE OPTION
                               ---------------

    On not less than 100 days nor more than 270 days prior written notice, Lessee shall have the option to purchase all, but not less than all, of the Items of Equipment on the last day of the Term for a purchase price equal to thirty percent of the Lessor's cost of all Items then subject to this Lease plus applicable sales and transfer taxes.


                                  SECTION 9
           REPLACEMENT OF PARTS: ALTERATIONS, MODIFICATIONS, ETC.

     9.1. Replacement of Items. Lessee, at its own cost and expense, shall as
          --------------------
promptly as practical replace all Items which may from time to time be installed on an aircraft or become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever. All replacement Items shall be free and clear of all Liens, other than Permitted Liens, and shall be in as good operating condition as, and shall have a value and utility at least equal to, the Items replaced, assuming such replaced Items were in the condition and repair required to be maintained by the terms hereof.

     9.2. Title to Replaced and Replacement Items.  All Items of Equipment shall
          ---------------------------------------
remain the property of Lessor and subject to this Lease, no matter where located, until such time as such Items shall be replaced by Items which meet the requirements for replacement Items specified above. Immediately upon any replacement Item becoming incorporated, installed or attached as above provided, without further act, (a) title to the replaced Item shall thereupon vest in Lessee, free and clear of all rights of Lessor and its assigns; (b) such replaced Item shall no longer be deemed an Item of Equipment hereunder;
(c) title to the replacement Item shall thereupon vest in Lessor; and (d) such replacement Item shall become subject to this Lease and be deemed to be an Item of Equipment hereunder to the same extent as the Items originally delivered to Lessee under this Lease.

     9.3. Alterations, Modifications and Additions.  Except as provided in this
          ----------------------------------------
Section 9 and in Section 6.4 hereof, Lessee shall not make any alteration, modification or addition to any Item of Equipment. Lessee, at its own expense, provided no Event of Default is continuing, may from time to time make such alterations and modifications in and additions to each Item of Equipment as Lessee may deem desirable in the proper conduct of its business, provided that no such alteration, modification or addition adversely alters the structure of any Item or in any way diminishes the value, utility or useful life of such Item of Equipment or impairs the condition thereof below the value, utility, useful life and condition thereof immediately prior to such alteration, modification or addition, assuming such Item of Equipment was then of the value, utility and useful life and in the condition required to be maintained by the terms of this Lease.

     9.4. Title to Items.  Subject to the provisions hereof, title to all parts
          --------------
incorporated or installed in or attached or added to each Item as the result of any alteration, modification or addition shall, without further act, vest in the Lessor and become subject to this Lease; provided, however, that so long as no
                                         --------  -------
Event of Default shall have occurred and be continuing at any time during the Term, the Lessee may remove any part from an Item of Equipment, provided that (a) such part is in addition to, and not in replacement of or in substitution for, any part originally incorporated or installed in or attached to such Item at the time of delivery thereof hereunder or any part in replacement of, or substitution for, any such original part; (b) such part is not required to be incorporated or installed in or attached or added to such Item pursuant to the terms hereof; and (c) such part can be removed from such Item without diminishing or impairing the value or utility which such Item would have had at such time had such alteration, modification or addition not occurred. Upon the removal by Lessee of any such part as above provided, title thereto shall, without further act, vest in Lessee. Any part not removed by Lessee as above provided prior to the return of the respective Item to Lessor hereunder shall remain the property of Lessor and subject to this Lease.


                                 SECTION 10
                                    TAXES
                                    -----

     10.1. General. Lessee shall pay, assume liability for and indemnify, protect, defend, save and hold Lessor, any permitted successor, assignee or transferee of Lessor and any affiliate of any of the foregoing with which such entity files a consolidated or combined return (each a "Tax Indemnitee"), harmless from and against all taxes (including value-added taxes), fees (including license and registration fees), levies, imposts, duties, charges or withholdings of any nature whatsoever, together with any penalties, fines or interest thereon (all the foregoing being collectively called "Taxes") which are imposed by any government (or any political subdivision or fiscal or taxing authority thereof) and are imposed on or with respect to, or are measured by, (a) this Lease, (b) the Spare Parts, (c) the purchase, acceptance, rejection, ownership, delivery, possession, use, presence, storage, registration, deregistration, modification, maintenance, operation, sale, return, leasing or other disposition thereof, or, (d) the receipts, earnings or other amounts arising from the Spare Parts or this Lease; provided, however, the foregoing indemnity shall not apply to (i) Taxes imposed on or measured by the net income, capital adequacy, capital stock or capital gains of a Tax Indemnitee or that are minimum or alternative minimum Taxes or doing business Taxes imposed on or against a Tax Indemnitee, unless such Tax resulted solely from the use by Lessee of the Spare Parts in such jurisdiction; (ii) Taxes imposed with respect to the period prior to the applicable Delivery Date or after full and final compliance by Lessee with all terms of this Lease, (iii) Taxes imposed as a result of a sale, transfer of title, mortgaging, pledging, financing or transfer or other disposition by any Tax Indemnitee of all or any portion of the Spare Parts or interest therein or any interest in or obligation under this Lease or in any Tax Indemnitee unless such disposition occurs by reason of the exercise of the Lessor's remedies under this Lease upon an Event of Default, or (iv) Taxes which any Tax Indemnitee is subject to as a result of business or transactions unrelated to the transactions contemplated by this Lease or that result from the Tax Indemnitee or any affiliate being incorporated or maintaining an office or place of business in the jurisdiction imposing the Tax (except to the extent such Tax is increased by reason of Lessee's activities in such jurisdiction); (v) Taxes that are a result of (a) the gross negligence or willful misconduct of any Tax Indemnitee or the breach of any of the covenants of or the inaccuracy at the time made of any of the representations or warranties of any Tax Indemnitee in this Lease or any related document, (b) the failure of any Tax Indemnitee to file any return properly and timely or to comply with any certification, information, documentation, reporting or other similar requirement or (c) any Lessor Lien,
(vi) Taxes imposed under (A) Section 4975 of the Internal Revenue Code of 1986 as amended (the "Code") or under Part 4 or Part 5 of Subtitle B of the Employment Retirement Income Security Act of 1974 as amended or (B) Sections 59A, 3406 or 4701 of the Code or (C) any analogous provisions of any successor legislation.

     10.2. Withholding Taxes. Except in the case of a Tax described in Section
           -----------------
10.1 (i) through (vi), if Lessee is required by law to make any withholding from Rent or any other amount payable by Lessee to Lessor (or any other Tax Indemnitee) under this Lease, Lessee shall pay to such Tax Indemnitee such additional amount as may be necessary to enable such Tax Indemnitee to receive (after such withholding) an amount equal to the full amount then payable to such Tax Indemnitee absent such withholding. As soon as practicable after Lessee makes any withholding from any amount payable to a Tax Indemnitee under this Lease, Lessee shall deliver to such Tax Indemnitee a receipt or other document, reasonably satisfactory to such Tax Indemnitee and reasonably obtainable by Lessee, evidencing such withholding and the payment of the amount withheld to the relevant governmental authority, for the purpose of enabling such Tax Indemnitee to substantiate a claim for credit or deduction for income tax purposes of the amounts so withheld. Notwithstanding anything to the contrary in this Lease, Lessee shall have no obligation to indemnify for any Taxes (including withholding Taxes) imposed on or with respect to or attributable to any Lien or Debt incurred by a Tax Indemnitee that is secured by all or any portion of the Spare Parts or any Item.

     10.3 Amount of Indemnity. Each indemnity provided for in this Section 10 shall be in an amount which, after taking into account all taxes, fees or other charges imposed with respect thereto or as a result of the receipt thereof by any jurisdiction (whether or not excepted above), and after taking into account any deductions or tax savings (whether by credit, deduction or otherwise) actually realized by such Tax Indemnitee as a result of the payment of such amount or the event or circumstance which gave rise to the payment shall be equal to the amount of such indemnity otherwise payable hereunder. Any payment required to be made by Lessee under this Section 10 shall be due and payable within 30 days following Lessee's receipt of a Tax Indemnitee's written demand therefore (accompanied by a written statement of such Tax Indemnitee describing in reasonable detail the Taxes for which such Tax Indemnitee is demanding an indemnity and the computation of the amount of the indemnity being demanded), subject to the provisions of Section 10.4. If any Tax Indemnitee or any of its affiliates actually realizes a net tax benefit, savings, deduction or credit as a result of any payment by Lessee pursuant to this Section 10, not previously taken into account in computing such payment, the applicable Tax Indemnitee shall promptly pay to Lessee an amount equal to the sum of (i) the actual net reduction in Taxes, if any, realized by such Tax Indemnitee and its affiliates which is attributable to such net tax benefit, savings, deductions or credits and (ii) the actual net reduction in any Taxes realized by Tax Indemnitee and its affiliates as the result of any payment made by such Tax Indemnitee pursuant to this sentence.

     10.4. Contest. If a claim is made against a Tax Indemnitee for any Tax
           -------
that is subject to indemnification under this Section 10, such Tax Indemnitee will promptly, and in any event within 30 days after such Tax Indemnitee is aware of such claim, give Lessee written notice of such claim. If Lessee so requests in writing within 30 days after receipt of such notice, (x) such Tax Indemnitee shall permit Lessee to contest the claim in the name of such Tax Indemnitee or in the name of Lessee, to the extent permitted by law, or (y) if such claim together with other claims which could be made with respect to other transactions to which such Tax Indemnitee is then a party would (if sustained) have a material adverse effect on such Tax Indemnitee's business or financial affairs (a "Special Claim"), or (z) if Lessee shall not be permitted by law to contest such claim on behalf of such Tax Indemnitee, such Tax Indemnitee shall contest such claim in good faith, provided in each case only if: (a) such Tax Indemnitee shall have received an indemnity reasonably satisfactory to it for all expenses reasonably expected to be paid in contesting the claim (including attorneys' and accountants' fees and disbursements); (b) the action to be taken will not involve any material risk of the sale, forfeiture or loss of, or the creation of any Lien on (except a Permitted Lien or a Lien which Lessee shall have bonded in an amount and manner reasonably satisfactory to such Tax Indemnitee), the Spare Parts or any interest therein; (c) if such contest shall be conducted in a manner requiring the payment of the claim, Lessee shall have advanced the amount required on an after-tax basis; (d) no Event of Default shall have occurred and be continuing and Lessor, or such other Tax Indemnitee as may be appropriate, shall be receiving all amounts of Rent when payable, without reduction by reason of such Tax; and (e) if such claim is a Special Claim, such Tax Indemnitee shall have received a legal opinion (at the expense of Lessee) from counsel reasonably satisfactory to such Tax Indemnitee indicating that a reasonable basis for such contest exists. Such Tax Indemnitee and Lessee shall in good faith consider the other party's views regarding the conduct of the contest. Such Tax Indemnitee and Lessee shall provide to each other, upon request, such reasonably obtainable information and such other reasonable assistance as may be necessary or advisable for the effective evaluation or conduct of such contest. Notwithstanding the foregoing provisions of this Section 10.4, if at any time Lessor waives its right of indemnification under this Section 10 in respect of a claim, or if, after having received payment of indemnification from Lessee hereunder in respect to such claim, Lessor tenders such payment to Lessee, then Lessee shall not be entitled to contest, or to continue to contest, any such claim. If any Tax Indemnitee or any of its affiliates shall receive a refund of, or receive a credit for (or would have received such a refund or credit but for a counterclaim or other claim not indemnified by Lessee hereunder (a "deemed refund or credit")) all or any part of any Taxes paid, reimbursed or advanced by or on behalf of Lessee pursuant to this Lease (including Sections 10.1, 10.2 or this 10.4), the applicable Tax Indemnitee shall pay to Lessee within 10 days of such receipt (or, in the case of a deemed refund or credit, within 10 days of the resolution of such contest), an amount equal to such refund or credit or deemed refund or credit (along with any interest on such amounts actually received from the applicable taxing authority fairly attributable to such amounts).

      10.5.  Tax Returns.  Lessee will provide such information as may be
             -----------
reasonably requested by Lessor and reasonably obtainable by Lessee to enable Lessor to fulfill its tax filing requirements with respect to the transactions contemplated hereby. In the event that any return, statement or report is required to be made or filed with respect to any Tax indemnified against by Lessee under this Section 10, Lessee shall notify Lessor of such requirement and (a) to the extent permitted by law and requested by Lessor or required by law, make and file in its own name such return, statement or report in such manner as will show the ownership of each Item in Lessor and furnish Lessor with a copy of such return, statement or report or (b) where such return, statement or report is required to be in the name of or filed by Lessor, prepare and furnish such return, statement or report for filing by Lessor in such manner as shall be satisfactory to Lessor and send the same to Lessor for filing no later than 30 days prior to the due date. Where Lessor is required to make or file a return, statement or report reflecting items other than or in addition to Taxes indemnified against by Lessee under this Section 10, Lessee shall, upon Lessor's request, provide Lessor with information, within a reasonable time, sufficient to permit such return, statement or report to be properly made and timely filed.


     10.6.  Mutual Assistance.  Lessor, each Tax Indemnitee and Lessee agree
            -----------------
to consider in good faith any reasonable modifications of the transaction described in this Lease that would reduce or eliminate any Tax imposed on either party as a result of such transaction and each such person shall cooperate in good faith in providing information on forms or otherwise so as to reduce or eliminate any Taxes subject to indemnification under this Lease. Without limiting the foregoing, Lessor and Lessee shall cooperate (without any expense to Lessor) as to the location of each Item at each Delivery Date in order to minimize or eliminate any sales or use Tax that might otherwise be payable in respect of the transactions contemplated hereby.


                                 SECTION 11
                               EVENTS OF LOSS
                               --------------

     11.1.  Loss of the Items.  Upon the occurrence of an Event of Loss with
            -----------------
respect to any Item, Lessee shall forthwith (and in any event within 30 days after such occurrence) give Lessor written notice thereof and Lessee shall replace such Item as soon as reasonably possible (and, in any event, within 120 days following such Event of Loss) by duly conveying to Lessor, free and clear of all Liens, except Permitted Lines, title to another Item of the same or an improved model and suitable for use on MD-11 aircraft, which Item shall have a value and utility at least equal to, and be in as good operating condition as, the Item with respect to which such Event of Loss shall have occurred, assuming such Item was of the value and utility and in the condition and repair as required by the terms hereof immediately prior to the occurrence of such Event of Loss. Such replacement item shall be deemed an "Item" as defined herein for all purposes hereunder. Lessee agrees to promptly notify Lessor of any such substitution, provide Lessor with an officer's certificate demonstrating full compliance with this Section 11.2 and Lessee agrees to take such action and execute such documents, including a warranty bill of sale, as Lessor may reasonably request in order that any such replacement Item shall be duly and properly titled in the name of Lessor and leased hereunder to the same extent as any Item replaced thereby. Lessor shall take such action and shall execute such documents as are reasonably necessary to convey the Item replaced pursuant to the preceding sentence to Lessee or its designee on an as-is, where-is basis, without recourse to or warranty by Lessor except that Lessor shall warrant that it has title free and clear of Lessor Liens and Liens existing prior to the Delivery Date of such Item.

     11.2.  Application of Payments from Governmental Authorities. Payments
            -----------------------------------------------------
received by Lessor or Lessee from any governmental authority or entity with respect to an Event of Loss resulting from the condemnation, confiscation or seizure of, or requisition of title to any Item shall be retained by Lessee, or, if received by Lessor, promptly paid over to Lessee. Lessee shall promptly replace such Item in accordance with Section 11.1. Payments received by Lessor or Lessee with respect to periods after the end of the Term shall be paid to (or retained by) Lessor.

                                 SECTION 12
                                 INSURANCE
                                 ----------

     12.1  Public Liability, Bodily Injury and Property Damage Liability
           -------------------------------------------------------------
Insurance. Lessee, at its own expense, shall maintain in effect third party
- ---------
aircraft liability insurance, passenger legal liability insurance and property damage liability insurance, including contractual liability and products liability insurance and war risk liability insurance in accordance with AV52 or its equivalent, including the buyback of all war risk perils (except nuclear) during the Term in an amount not less than the greatest of (a) $700,000,000, (b) that amount normally carried by national and international carriers engaged in similar business and similarly situated to Lessee or (c) the amount normally carried by Lessee on its owned or leased MD-11 aircraft, for any one accident, or series of accidents arising out of any one event, with respect to the Items of Equipment. Any such liability insurance policy may be subject to a deductible in an amount not to exceed $1,250 each claim in respect of passenger's baggage, or such other amount as is standard market deductible for baggage, and $5,000 each claim in respect of freight. All such policies shall be maintained in effect with insurers and (subject to Section
12.3 below) reinsurers of recognized
reputation and responsibility, reasonably satisfactory to Lessor. Any policies of insurance and reinsurance carried in accordance with this Section 12.1 and any policies taken out in substitution or replacement for any of such policies shall: (i) name, as additional insureds, Lessor, Credit Lyonnais and their respective successors and assigns (notice of which assignment or successor and the address of the new party and the fax and the telex numbers of all parties having been supplied to Lessee's insurance broker) (collectively, the "Additional Insureds"); (ii) provide that in respect of the interests of the Additional Insureds such policies of insurance shall insure the Additional Insureds regardless of any breach or violation of any warranty, declarations or conditions contained in such policies by Lessee; and (iii) provide that if such insurance is cancelled for any reason whatever, or the same is allowed to lapse for nonpayment of premium, or if there is any adverse change in policy terms and conditions, such cancellation, lapse or change shall not be effective until 30 days (and with respect to war risk insurance, such shorter period as shall be customary in the worldwide aviation insurance market for such insurance in such area of the world) after receipt by the Additional Insureds of written notice from such insurers of such cancellation, lapse or change. Each liability policy shall (A) be primary without right of contribution from any other insurance which is carried by the Additional Insureds, (B) expressly provide that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured, but this shall not operate in respect of loss of or damage to the Spare Parts insured under the Spares Policies issued to Lessee, (C) provide that the insurers agree to waive any right of subrogation against any Additional Insured but only to the extent that the Lessee has waived its right of recovery against the Additional Insured; and
(D) provide for world wide coverage in full force and effect throughout any geographical areas (except as are excluded from War Risk coverage) where any
Item is located. Without increasing the scope of coverage under the airline liability policies, the insurers thereunder shall acknowledge the existence of the indemnification provisions of this Lease.

     12.2. Insurance Against Loss or Damage to the Spare Parts. Lessee, at its
           ---------------------------------------------------
own expense, shall maintain in effect with insurers and (subject to Section
12.3 below) reinsurers of recognized reputation and financial responsibility:
(a) all-risk spares coverage with respect to the Items of Equipment while removed from the aircraft and replaced; and (b) war risk, hijacking (air piracy), confiscation, nationalization, expropriation, and related perils coverages. All such insurance shall be in full force and effect throughout any geographical areas (except as are excluded from War Risk coverage) where any
Item is located, shall be payable in Dollars in the United States and shall be in an amount of not less than the aggregate Lessor's Cost of all Items. Any insurance carried in accordance with this Section 12.2 shall not contain a provision for deductible or self-insured amounts in excess of $25,000. Any policies carried in accordance with this Section 12.2 shall (i) name the Lessor and the Lessee as loss payees; (ii) be made payable as provided in Sections 12.5 and 12.6 below; (iii) provide that if such insurance is cancelled for any reason whatever, or the same is allowed to lapse for nonpayment of premium, or if there is any adverse change in policy terms and conditions, such cancellation, lapse or change shall not be effective until 30 days (and with respect to war risk insurance, such shorter period as shall be customary in the worldwide aviation insurance market for such insurance in such area of the world) after receipt by the Additional Insureds of written notice from such insurers of such cancellation, lapse or change; (iv) provide that in respect of the interests of the Additional Insureds in such policies the insurance shall insure the Additional Insureds regardless of any breach or violation of any warranties, declarations or conditions contained in such policies by Lessee; (v) include waivers by the insurers of any rights of subrogation or set-off, counterclaim or other deduction whether by attachment or otherwise, in respect of any liability of any Additional Insured but only to the extent that the Lessee has waived its right of recovery against the Additional Insured; (vi) be primary without right of contribution from any other insurance which is carried by any Additional Insured as respects contingent spares coverage; and (vii) provide that the Spares Policy shall be endorsed to include a "50/50" clause in accordance with clause AVS 103 or its equivalent.

     Lessee may obtain additional spares and liability insurance on the Spare Parts, over and above the amounts required hereunder.

     12.3  Reinsurance. The risks required to be insured against pursuant to
           -----------
Sections 12.1 and 12.2 shall be either directly placed in the worldwide aviation insurance market or shall be fully reinsured in the London, French, American and/or Nordic markets (or any other market acceptable to Lessor) with reinsurance companies or underwriters reasonably acceptable to Lessor (the "Foreign Reinsurers"). All such reinsurance shall comply with all the terms and conditions for insurance required by this Section 12. With respect to reinsurance for the risks required to be insured against pursuant to Section
12.2 above, the Foreign Reinsurers shall be directly liable to the Additional Insureds for all claims arising under such reinsurance in accordance with "cut-through" endorsements in which the Foreign Reinsurers agree to make payment of reinsurance proceeds directly to the Additional Insureds in accordance with Sections 12.5 and 12.6. Payment directly to the Additional Insureds shall be considered a complete discharge of the Foreign Reinsurers' liability to Lessee's primary insurers (the "Local Insurers"). The Local Insurers shall agree that, upon knowledge of any loss or losses which may give rise to a claim under any reinsurance policy, they shall promptly advise the Foreign Reinsurers thereof and shall promptly furnish the Foreign Reinsurers with all information available from time to time respecting any loss or losses which may be insured under such reinsurance policies, but any failure to give such notice or furnish such information shall not affect any Foreign Reinsurer's liability to the Additional Insureds under any reinsurance policy provided that such Foreign Reinsurer has received notice of such loss or losses from some other source. The Local Insurers shall agree that the Foreign Reinsurers, at their option, shall also have the right to appoint adjusters, assessors and/or surveyors and to control any loss or losses insured under such reinsurance policies, but failure by the Local Insurers to abide by the foregoing agreement shall not affect any Foreign Reinsurer's liability to the Additional Insureds under the reinsurance policy.

     12.4.  Replacement Insurance. If Lessee shall fail to maintain any or all
            ---------------------
of the insurance as provided in this Section 12, Lessor may at its option provide such insurance and, in such event, Lessee shall demand, reimburse Lessor as Supplemental Rent, for the cost thereof plus interest at the Incentive Rate. Provided that Lessor has received not less than three Business Days notice of Lessee's failure to maintain the required insurance, Lessor shall give Lessee not less than one Business Day's notice prior to the placement of substitute insurance by Lessor.

     12.5.  Application of Proceeds in an Event of Loss of all Spare Parts.
            --------------------------------------------------------------
All payments under spares insurance policies required to be maintained hereunder as the result of the occurrence of an Event of Loss with respect to all the Items of Equipment subject hereto shall be applied as follows: Lessor and Lessee shall proceed diligently and cooperate fully with each other in the recovery of any and all proceeds of insurance applicable thereto, and so much of such insurance proceeds as shall not exceed the aggregate Lessor's Cost hereunder shall be paid to Lessor. Any proceeds of insurance maintained by Lessee in excess of the sums due under Section 11.1 or received after full payment of the sums due under Section 11.1 shall be payable to Lessee.

            In any event Lessor shall be entitled to receive all insurance proceeds derived from insurance coverage paid for by Lessor,

     12.6.  Application of Proceeds in the Absence of a Total Event of Loss. As
            ---------------------------------------------------------------
between Lessor and Lessee, the insurance payments for an Event of Loss with respect to any Item of Equipment not constituting an Event of Loss with respect to all Items will be applied as follows:

     (a) in respect of a claim for damage not exceeding $250,00 any payment from the insurers and/or reinsurers shall be released directly to Lessee, or to a vendor, for replacement of the Items; and

     (b) in respect of a claim where damage exceeds $250,000 any payment from the insurers and/or reinsurers shall be payable to Lessor, but will be paid over to Lessee in reimbursement for completed repairs or, where the approved work has been contracted out, will be paid over to the repairer, or for replacement of the lost or damaged Items.

     Any amount referred to in this Section 12.6 which is payable to Lessee shall not be paid to Lessee if at the time of such payment an Event of Default shall have occurred and be continuing, but shall be held by Lessor as security for the obligations of Lessee under this Lease and such amount shall be paid to Lessee at such time as there no longer exists any Default or Event of Default.

     12.7.  Reports, etc. Lessee and Lessee's independent insurance broker shall
            ------------
advise Lessor in writing promptly of any default in the payment of any premium and of any other act or omission on the part of Lessee which might invalidate or render unenforceable, in whole or in part, any insurance or reinsurance on the Items of Equipment. No notice from broker shall be required unless such broker has knowledge of such act or omission. On the Delivery Date and at least 10 days prior to the expiration or termination date of any insurance policy maintained with respect to the Items of Equipment pursuant to this Section 12, Lessee shall provide Lessor with a new certificate of insurance executed by an independent aircraft insurance broker and the written opinion of such broker as to Lessee's continued compliance with the provisions of this Section 12.

     12.8 Lessor's Additional Insurance. Lessor, at its option and at its sole
          -----------------------------
expense, may obtain insurance with respect to the Items of Equipment; provided, that no such insurance shall have the effect of making more expensive, suspending, impairing, defeating, invalidating or rendering unenforceable or reducing, in whole or in part, the coverage of or the proceeds payable under any insurance required to be provided and maintained by Lessee pursuant to this Section 12.

     12.9. Lessor Not Liable For Premiums. All policies of insurance and
           ------------------------------
reinsurance carried hereunder shall clearly state that none of the Additional Insureds or any assignee thereof, shall have any liability for or obligation with respect to premiums, commissions, assessments or calls.

     12.10. Government Indemnity. Notwithstanding any other provision of this
            --------------------
Lease requiring Lessee to maintain insurance, Lessor agrees to accept, in lieu of insurance against any risk with respect to the Items of Equipment, indemnification from the United States Government or any agency or instrumentality thereof or Title XIII Insurance issued by the FAA or any agency or department of the United States Government, or any substantially similar successor or replacement program of the United States Government, against such risk in an amount which, when added to the amount of insurance against such risk maintained by Lessee (including permitted self-insurance as set forth herein) with respect to the Items of Equipment, shall be at least equal to the amount of insurance against such risk otherwise required by this
Section 12.

                                 SECTION 13
                           GENERAL INDEMNIFICATION
                           -----------------------

     13.1. Scope. Lessee shall hold Lessor and its successors, assigns,
           -----
officers, directors, employees and agents (each an "Indemnitee") harmless from any and all claims, demands, suits, causes of action and all legal proceedings, whether civil or criminal, damages, losses, liabilities (including, but not limited to, strict liability in tort), obligations, penalties, judgments or fines and other sanctions, and any costs and expenses in connection therewith, including reasonable legal fees and expenses of whatever kind and nature ("Loss") which may result from or arise out of (a) the condition, use or operation during the Term of any

Item of Equipment either in the air or on the ground, or (b) any maintenance, service, repair, overhaul or testing of any Item during the Term, whether or not such Item is at the time in the possession of Lessee; provided, however, that Lessee shall not be required to indemnify any Indemnitee, (i) to the extent that a Loss is caused by acts or events which occur prior to the Delivery Date of such Item or after full and final compliance by Lessee with all terms of the Lease, (ii) for any Tax or a loss of tax benefit (it being understood that Section 10 provides for Lessee's sole liability with respect to Taxes), (iii) for a Loss which results solely from the gross negligence or willful misconduct of any Indemnitee, (iv) to the extent an Indemnitee suffers a Loss as a result of (A) the voluntary transfer of any Item or the voluntary disposition of any Item by any Indemnitee other than pursuant to Sections 11 or 17 of this Lease, (B) a transfer or disposition of any Item by any Indemnitee from bankruptcy or other proceedings for the relief of debtors in which any Indemnitee is the debtor, whether voluntary or involuntary, or (C) the breach by an Indemnitee of its covenants, representations or warranties contained herein or in any other agreement delivered in connection herewith.

     Nothing herein shall be deemed to constitute a guaranty of any useful life or present or future residual value of any Item.

     If an Indemnitee has actual knowledge of any claim or liability indemnified against under this Section 13, it shall give prompt written notice thereof to the Lessee. In case any action, suit or proceeding shall be brought against any Indemnitee for which indemnity may be sought under this Section 13, such Indemnitee shall notify Lessee of the commencement thereof, and Lessee may, at its expense, participate in and, to the extent that it shall wish assume the defense thereof, with counsel reasonably satisfactory to such Indemnity; provided, that no Event of Default shall have occurred and be continuing pursuant to which the Lessor is exercising its remedies under
Section 17 of this Lease. If Lessee assumes the defense of such action, suit or proceeding, such Indemnitee may participate in such defense at such Indemnitee's expense; provided, however, that if in the written opinion of counsel to such Indemnitee an actual or potential material conflict of interest exists where it is advisable for such Indemnitee to be represented by separate counsel, the reasonable fees and expenses of such separate counsel shall be borne by the Lessee. With respect to any amount which the Lessee is requested by an Indemnitee to pay by reason of this Section 13, the Indemnitee shall, if requested by the Lessee and prior to any payment, submit such additional information to the Lessee the Lessee may reasonably request properly to substantiate the requested payment. Notwithstanding the foregoing, the failure of any Indemnitee entitled to indemnity hereunder to notify the Lessee as provided in this Section 13 shall not relieve the Lessee from any liability it may have to any Indemnitee entitled to indemnify under this
Section 13 except to the extent delay in receiving notice increased the amount due from Lessee under this Section 13.

     If Lessee has indemnified an Indemnitee for any Loss, the Lessee shall be subrogated to any right of the Indemnitee in respect of the matter against which such indemnity has been paid.

     13.2. Lessee's Release. Lessee hereby waives and releases any claim now
           ----------------
or hereafter existing against any Indemnitee on account of any and all claims, demands, suits, causes of action and all legal proceedings, whether civil or criminal, damages, losses, liabilities (including, but not limited to, strict liability in tort), obligations, penalties, judgments or fines and other sanctions, and any costs and expenses in connection therewith, including reasonable legal fees and expenses of whatever kind and nature, which may result from or arise out of injury to or death of personnel of Lessee or loss or damage to property of Lessee or the loss of use of any property which may result from or arise out of (a) the condition, use or operation during the Term of any Item of Equipment, either in the air or on the ground, or (b) any maintenance, service, repair, overhaul or testing of any Item during the Term, whether or not such Item is at the time in the possession of Lessee, unless resulting solely from the gross negligence or willful misconduct of such Indemnitee.

     13.3 Contest. If Lessee is not permitted to contest in its own name and
          -------
if an Indemnitee is unable to assign to Lessee whatever right such Indemnitee may have to bring such an action, then if requested by Lessee in writing, Lessor shall upon receipt of an opinion of Lessee's counsel stating that reasonable grounds exist to take the action requested, in good faith contest the validity, applicability or amount of any liability or loss which Lessor may incur as a result of its contesting an indemnified amount (an
"Indemnified Amount") by (a) resisting payment thereof, (b) not paying the same except under protest if protest is necessary and proper, or (c) if payment is made, using reasonable efforts to obtain a refund in appropriate administrative or judicial proceedings; provided, however, that Lessor need not contest the applicability of any such Indemnified Amount, if the matter in question is of a continuing nature and has previously been resolved pursuant to the provisions of this Section 13.3.

     13.4. Repayment. If an Indemnitee shall obtain a repayment of any
           ---------
Indemnified Amount paid by Lessee, such Indemnitee shall promptly pay to Lessee the amount of such repayment, together with the amount of any interest received by such Indemnitee on account of such repayment.

     13.5. Payment. Subject to the provisions of Section 13.3 hereof, Lessee
           -------
shall pay directly to each party indemnified hereunder all amounts due under this Section 13 within 30 days of the receipt of notice that such payment is due.

                                 SECTION 14
                                   LIENS
                                   -----

     Lessee shall not, directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to any Item of Equipment or any interest therein, except Permitted Liens. Lessee shall promptly, at its own expense, take such action as may be necessary to duly discharge any Lien not excepted above if the same shall arise at any time with respect to any Item of Equipment.


                                 SECTION 15
                     RETURN OF SPARE PARTS AND RECORDS
                     ---------------------------------

     This Section 15 shall not limit any rights or remedies of Lessor under
Section 17.

     15.1.  Location: Storage.  At the end of the Term (whether at the last day
            -----------------
of the Term or the earlier termination of the Lease), Lessee shall return the Spare Parts to Lessor at any airport in the continental United States designated by Lessor, or at any other mutually agreeable location. Inspection and technical acceptance of the Spare Parts shall take place at the return location. Spare Parts Records and maintenance work documents shall be inspected and accepted at Lessee's headquarters except that Lessee shall pay for shipment of such records to Lessor.

     The Spare Parts shall be properly packed for shipping and shall be returned in the same working order, condition and appearance as when received pursuant to this Lease (reasonable wear and tear excepted), in serviceable condition and fresh from overhaul (with overhaul tag attached), clean by international commercial airline standards and ready for installation on an FAA registered aircraft operating under FAR Part 121. All Items of Equipment shall be free and clear of all Liens or other encumbrances of any kind, other than Lessor Liens.

     Following completion of the Final Inspection (as described in Section 15.7) and any repairs or maintenance by this Section 15, Lessor and Lessee shall execute (a) a Certificate of Technical Acceptance, similar in form to the Lease Supplements, evidencing the return of the Spare Parts and records to Lessor and the condition thereof and (b) a Lease Termination Instrument, for the purpose of removing this Lease from the FAA records.

     15.2.  Replacement Items.  Lessee will return all Items of Equipment to
            -----------------
Lessor, subject only to those replacements, additions and modifications which may have been made and properly documented pursuant to this Lease or as otherwise specifically approved in writing by Lessor. Lessee shall, at least 30 days prior to the last day of the Term, furnish Lessor with a listing of all such Items to be returned, identified by part number and serial number, and shall deliver to Lessor a technical report listing the modification standard and, without prejudice to the second paragraph of
Section 15.1 above, if the Item is a time-controlled component under Lessee's Maintenance Program, the hours and cycles accumulated since the last overhaul and the date of the last overhaul.

     15.3. Maintenance. Lessee agrees to furnish due evidence that all
           -----------
service, maintenance, repairs, overhauls and modifications required under this Lease have been performed in accordance with the Maintenance Program.

     15.4. Final Inspection and Specific Return Conditions. Immediately prior
           -----------------------------------------------
to the return of the Spare Parts to Lessor, at Lessee's own expense:

           (a) Lessee shall make all of the Items of Equipment available to Lessor for the purpose of conducting a detailed inspection in order to verify that the condition of the Items complies with the requirements set forth in this Section 15 (such inspection being referred to herein as the "Final Inspection"). Such Final Inspection shall take place at the location of Lessee's primary spare parts depot or other mutually acceptable maintenance facility and Lessee shall give Lessor not less than 30 days prior written notice of the location and commencement date of such Final Inspection. To the extent that any portion of a Final Inspection extends beyond the last day of the Term because of work required by this Section 15, the Term of this Lease with respect to the Items undergoing the Final Inspection shall be deemed to have been automatically extended, and the obligation to pay Basic Rent hereunder continued on a pro-rated daily basis until the Final Inspection and all necessary work on the Items shall have been concluded;

           (b) Lessee shall carry out on each Item the final completion of all deferred maintenance items and service bulletins as required in Section 6 hereof and shall complete, on a terminating action or repetitive inspection basis, as appropriate, all Airworthiness Directives issued by the FAA which become effective on or before the date of return of the Spare Parts. Unless approved in writing by Lessor, Lessee shall not request a waiver or delay in AD compliance with respect to any Item of Equipment;

           (c) All time-controlled components of the Spare Parts shall be returned in zero time condition, and all components of the Spare Parts shall be in fully serviceable condition and shall have an overhaul tag attached; and

           (d) All Items shall be boxed and crated for shipment immediately following the Final Inspection.

     15.5. Component Manuals and Documentation. Following the Final Inspection
           -----------------------------------
and immediately prior to the return of the Spare Parts to Lessor, Lessee shall: deliver to Lessor the Spare Parts Records, in current, up to date status and all logs, data, inspection, modification and overhaul records required to be maintained with respect to such Items of Equipment under any applicable rules and regulations of the FAA.

           Notwithstanding the foregoing, in order to enable Lessor to prepare for attendance at the Final Inspection of the Spare Parts pursuant to Section 15.7, Lessee shall make available to Lessor at a time reasonably in advance of the Final Inspection, all necessary Spare Parts Records and such other documents relating to the use, maintenance and operation of the Spare Parts as Lessor shall reasonably request.

     15.6. Corrections and Subsequent Corrections. To the extent that any Item
           --------------------------------------
fails to conform to any requirement imposed by this Section 15, Lessor may, at its option, (i) continue the Lease in effect as to such Item on a day-to-day basis until such time as the Item is brought into compliance or, (ii) accept the return of the Item and thereafter have any such nonconformance corrected as soon as Lessor may reasonably arrange, at commercial rates then charged by the person selected by Lessor to perform such correction. Any expense incurred by Lessor for such correction shall become Supplemental Rent payable by Lessee within 30 days following the submission of a written statement by Lessor to Lessee, identifying the items corrected and setting forth the expense of such correction. Lessee's obligation to pay such Supplemental Rent shall survive the last day of the Term or other termination of this Lease .

                                 SECTION 16
                              EVENTS OF DEFAULT
                              -----------------

     16.1. Lessee's Defaults. The following events shall constitute Events of
           -----------------
Default:

           (a) Lessee shall fail to make any payment of Basic Rent within three days of the date such payment is due hereunder or shall fail to make any payment of Supplemental Rent within five days after the due date thereof provided that Lessor has invoiced Lessee for such Supplemental Rent; or

           (b) Lessee shall fail to procure and maintain all insurance required by Section 12 hereof or Lessee shall utilize any Item at any time or in any geographic area when the insurance required by Section 12 shall not be in effect or shall use any Item in any area excluded from the War Risk coverage (unless a Governmental indemnity shall then be in effect); or

           (c) Lessee shall fail to perform or observe in any material respect any other of the covenants, conditions, or agreements to be performed or observed by it hereunder and such failure shall continue for a period in excess of 15 days from the date written notice is received from Lessor requiring the same to be remedied, or if such failure can not be remedied within this time period, failure to have taken all reasonable measures, so that it could be remedied promptly thereafter; or

     (d) Any representation or warranty made by Lessee herein or in any document or certificate furnished to Lessor in connection herewith or pursuant hereto shall prove to have been incorrect in any material respect when made and, if curable, has not been cured within 30 days of notice thereof from Lessor; or

     (e) Lessee shall consent to the appointment of a receiver, trustee or liquidator of itself or of a substantial part of its property, or Lessee admits in writing its inability to pay its debts generally as they become due, or makes a general assignment for the benefit of creditors, or Lessee files a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy law (as now or hereafter in effect) or an answer admitting the material allegations of a petition filed against Lessee in any such proceeding, or Lessee by voluntary petition, answer or consent seeks relief under the provisions of any other now existing or future bankruptcy or other similar law providing for the reorganization or winding-up of corporations, or providing for an agreement, composition, extension or adjustment with its creditors; or

     (f) Lessee disposes or threatens to dispose of all or a substantial part of its assets in a manner which would have a material adverse effect on the business or financial condition of Lessee; or

     (g) An obligation of Lessee in excess of $5,000,000 for payment of any indebtedness for which it is liable (contingently or otherwise), or for payment of the deferred purchase price of any property or for payment of any obligation under any lease of aircraft or aircraft-related equipment, which obligation shall be accelerated and declared entirely due and owing prior to its stated maturity unless being contested by Lessee in good faith by appropriate proceedings; or

     (h) An order, judgment or decree is entered in any proceedings by any court of competent jurisdiction appointing, with or without the consent of Lessee, a receiver, trustee or liquidator of Lessee or of any substantial part of its property, or any substantial part of the property of Lessee is sequestered, and any such order, judgment or decree of appointment or sequestration remains in force undismissed, unstayed or unvacated for a period of 90 days after the date of entry thereof; or

     (i) A petition against Lessee in a proceeding under any bankruptcy or other insolvency law (as now or hereafter in effect) is filed, and any decree or older adjudging Lessee a bankrupt or insolvent in such proceeding remains in force undismissed or unstayed and not withdrawn for a period of 90 days after such adjudication or, in case the approval of such petition by a court of competent jurisdiction is required, the petition as filed or amended shall be approved by such a court as properly filed and such approval shall not be withdrawn or the proceeding dismissed within 90 days thereafter, or if, under the provisions of any law providing for reorganization or winding-up of corporations which may apply to Lessee, any court of competent jurisdiction shall assume jurisdiction, custody or control of Lessee or of any substantial part of its property and such jurisdiction, custody or control remains in force unrelinquished, unstayed or unterminated for a period of 90 days; or

            (j) Substantially all the franchises, concessions, permits and rights required for the conduct of the business and operations of Lessee are voluntarily suspended or revoked, cancelled or otherwise terminated; or

            (k) Judgment for the payment of money in excess of $5,000,000 is rendered against Lessee by a court of competent jurisdiction and enforceable against Lessee's assets and the same shall remain undischarged and unstayed for a period of 30 days; or

            (l) Any governmental authority shall have condemned, seized or appropriated all or substantially all of the property of Lessee; or

            (m) Any material adverse change occurs in the financial condition of Lessee such that in Lessor's reasonable opinion a bankruptcy filing (whether voluntary or involuntary) may be imminent; or

            (n) An Event of Default shall exist and be continuing under that certain Aircraft Lease Agreement, dated as of January 15, 1993, between Trustee and Lessee, or any other lease or financing of aircraft or aircraft-related equipment between Lessor and Lessee; or

            (o) Lessee shall fail to accept any Item pursuant to Section 2.1 hereof upon proper tender by Lessor following five Business Days written notice to Lessee.


                                 SECTION 17
                             RIGHTS AND REMEDIES
                             -------------------

     17.1  Remedies. Upon the occurrence of any Event of Default and at any
           --------
time thereafter so long as the same shall be continuing, Lessor may, at its option, declare this Lease to be in default and at any time thereafter, so long as Lessee shall not have remedied all outstanding Events of Default, Lessor may exercise one or more of the following remedies with respect to any or all of the Items of Equipment as Lessor, in its sole discretion, shall elect, to the extent available and permitted by, and subject to compliance with any mandatory requirements of, applicable law then in effect:

     (a) Pursuant to Section 4.4, apply all or any portion of the Security Deposit to Lessor's damages attributable to such Event of Default or to the costs of curing such Event of Default; provided, however, the Event of Default shall continue until the Security Deposit is restored to its original amount.

     (b) Proceed by appropriate court action or actions, either at law or in equity, to enforce performance by Lessee of the applicable covenants of this Lease and to recover damages for the breach thereof.

     (c) Terminate this Lease and demand that Lessee, and Lessee shall upon written demand of Lessor and at Lessee's expense, forthwith return the Spare Parts to Lessor in the manner and condition required by, and otherwise in accordance with all of the provisions of, Section 15 hereof as if the Spare parts were being returned at the end of the Term; or Lessor may enter upon the premises where the Spare Parts are located and take immediate possession of and remove the same by summary proceedings or otherwise, all without liability for or by reason of such entry or taking of possession whether for the restoration of damage to property caused by such taking or otherwise.

     (d) In addition to all other legal and equitable rights of Lessor, upon notice to Lessee, Lessor may, following an Event of Default:

          (i) lease the repossessed Spare parts or any Item thereof to any third party upon such terms and conditions as Lessor may determine;

          (ii) sell the Spare Parts, or any Item, to the highest bidder at public auction or private sale.

The total proceeds of any such leases and/or sales, less expenses of Lessor (including attorneys' fees), to the extent actually received and retained by Lessor, shall be applied to the total amount due to Lessor as provided herein and Lessee shall immediately pay to Lessor any deficiency.

     (e) On the date on which Lessor shall become entitled to repossession of the Spare Parts, Lessor, in addition to all other remedies herein provided, may by notice to Lessee, demand that Lessee pay, and Lessee shall pay, on the first Basic Rent Payment Date following said notice, (i) any due and unpaid Basic Rent and Supplemental Rent, together with interest at the Incentive Rate from the due date to the date the same are paid, and (ii) as liquidated damages for loss of a bargain and not as a penalty, an amount equal to the difference between (a) the sum of all remaining payments of Basic Rent falling due hereunder after the date of said notice, discounted to the date of said notice at a rate of interest equal to the Prime Rate on a monthly basis, and
(b) the fair market rental (as determined by an independent aviation appraiser of recognized standing, selected by Lessor) of the Spare parts for the remaining Term, discounted at the same rate and frequency specified in (i) above; provided, however, if Lessor has already leased the Spare Parts as permitted by Section 17.1(d)(i) above, the rental specified in such lease (if it is on substantially the same terms and conditions as this Lease) shall be conclusive as to the ``fair market rental''.

     17.2. Further Rights. Lessee shall be liable for any and all unpaid Rent
           --------------
and for all reasonable legal fees and other costs and expenses incurred by reason of the occurrence of any Event of Default or the exercise of Lessor's remedies with respect thereto, including all costs and expenses incurred in connection with the return of any Item in accordance with the terms of Section 15 hereof or in placing such Item in the condition and with airworthiness certificates as required by Section 15.

     17.3. Remedies Cumulative. Except as otherwise expressly provided in
          -------------------
Section 18.1 hereof, no remedy referred to in this Section 17 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor at law or in equity; and the exercise or beginning of exercise by Lessor of any one or more of such remedies shall not preclude the simultaneous or later exercise by Lessor of any or all of such other remedies. No express or implied waiver by Lessor of any Event of Default shall in any way be, or be construed to be, a waiver of any future or further Event of Default.

                                 SECTION 18
                                MISCELLANEOUS

     18.1. Severability, Amendment, Construction and Applicable Law. Any
           --------------------------------------------------------
provision of this Lease which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. No term or provision of this Lease may be changed, waived, discharged or terminated orally, but only by a written instrument signed by the party against which the enforcement of the change, waiver, discharge or termination is sought. The captions in this Lease are for convenience of reference only and shall not define or limit any of the terms or provisions hereof. THIS LEASE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

     18.2. Notices. All notices provided for herein shall be in writing and
           -------
shall be deemed to have been given when delivered personally or when telexed or telefaxed and receipt confirmed in a commercially reasonable manner or 10 days after deposit in the United States mail, registered first class postage prepaid, addressed as follows:

     If to Lessee:     World Airways, Inc.
                       13873 Park Center Road, Suite 490
                       Herndon, VA 22071
                       Attn: President
                       Telefax: (703) 834-9412

     If to Lessor:     GATX Capital Corporation
                       Four Embarcadero Center, Suite 2200
                       San Francisco, CA 94111
                       Attn: Contract Administration
                       Telefax: (415) 955-3444

or to such other address as any party may designate for itself by written notice to the other party.

     18.3. Lessor's Right to Perform. If Lessee fails to perform any of its
           -------------------------
obligations hereunder, Lessor may, following five days (or one Business Day in the case of insurance) notice to Lessee, discharge such obligation, and the amount of the expenses of Lessor incurred in connection with such discharge, together with interest thereon at the Incentive Rate, shall be deemed Supplemental Rent, payable by Lessee upon Lessor's demand.

     18.4. Counterparts. At least three counterparts of this Lease have been
           ------------
executed by the parties hereto, each of which shall be deemed to be an original but all of which taken together shall constitute a single agreement. One counterpart has been prominently marked "Lessor's Copy"; one counterpart has been prominently marked "FAA Copy" and shall be filed for recordation with the FAA.

     18.5. Assignment by Lessor. Lessor shall have the absolute right to
           --------------------
transfer or assign to any person, firm, corporation or other entity any or all of Lessor's rights, obligations, benefits and interests under this Lease, including, without limitation, the right to receive Rent or any other payment due under this Lease, the right to transfer or assign title to any Item of Equipment and the right to make all waivers and agreements, to give all notices, consents and releases, to take all action upon the occurrence of an Event of Default, or to do any and all other things which Lessor is or may become entitled to do under this Lease. Lessee acknowledges that, if Lessor should sell or transfer to a third party all of Lessor's interest under this Lease and in the Spare Parts, Lessor shall thereupon be relieved of all of its obligations hereunder and Lessor's transferee shall succeed to all of Lessor's rights, interests and obligations under this Lease as though Lessor's transferee had been the initial lessor hereunder; provided, however, that, in the event of a transfer or assignment of less than the entire interest of Lessor or of a security interest in any Item, Lessor shall remain liable hereunder. In the event of a transfer of Lessor's entire interest in the Spare Parts and the Lease, except following an Event of Default, Lessor agrees that such transferee will have a net worth of at least $50,000,000, unless the obligations of the Lessor hereunder are fully guaranteed by an entity with such a net worth.

     18.6. Service of Process; Waiver of Immunities. Lessee and Lessor each
           ----------------------------------------
(a) irrevocably submits itself to the nonexclusive jurisdiction of the Supreme Court of the State of New York, New York County, or the United States District Court for the Southern District of New York, for the purpose of any suit, action or other proceeding arising out of this Lease, or the subject matter hereof or any of the transactions contemplated hereby or thereby, brought by Lessor or its successor, subrogees or assigns, (b) irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or United States Federal court and (c) to the extent that Lessee or Lessor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process, waives such immunity, and agrees not to assert, by way of motion, as a defense or otherwise, in any such suit, action or proceeding the defense of sovereign immunity, any claim that it is not personally subject to the jurisdiction of the above-named New York State or United States Federal courts by reason of sovereign immunity or otherwise, that it is immune from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, or attachment either prior to judgment or on any day of execution, by reason of sovereign immunity, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper, or that this Lease or the subject matter hereof may not be enforced in or by such courts.

     The obligations of Lessee payable under this Lease in one currency (the "first currency") may be discharged by an amount paid by Lessee pursuant to any order or judgment of any court or other tribunal in another currency (a "second currency"), but only to the extent that the amount so paid in a second currency on prompt conversion to the first currency under normal banking procedures yields the amount of the first currency due hereunder, and Lessee shall indemnify Lessor and any other person entitled to payments hereunder against any such shortfall. In the event that any payment in a second currency by Lessee to any such person or entity, whether pursuant to a judgment or otherwise, upon conversion and transfer to the designated place of payment therefore does not result in payment of such amount of the first currency, such person or entity shall have a separate cause of action against Lessee for the additional amount necessary to yield the amount due and owing to such person.

     18.7. Language. The English language version of this Lease will be the
           --------
official, controlling version and any dispute over the interpretation of the Lease, whether directly between the parties or involving the courts of the United States or elsewhere, shall be resolved based upon the Lease as written in the English language, any interpretation thereof into another language being merely for convenience of understanding. All notices, reports and other communications given under this Lease shall be in the English language.

     18.8. Costs and Expenses. Each party shall be responsible for its costs
           ------------------
and expenses, including attorneys' fees, of negotiation and documentation of this transaction. In the event of any litigation between the parties over this Lease or the subject matter hereof, the prevailing party shall, in addition to whatever other damages, costs and expenses are recovered, be entitled to recover its costs and expenses of such litigation, including attorneys' fees and expenses. Lessee shall be responsible for the cost, including attorneys' fees and expenses, of registering this Lease in any foreign jurisdiction.

     18.9. Survival. The indemnities of Lessee set forth in this Lease shall
           --------
survive the expiration or other termination of this Lease to the extent required for full performance and satisfaction thereof.

     18.10. Further Assurances. Each party hereto shall, at its respective
            ------------------
expense, promptly and duly execute and deliver to the other party such further documents and promptly take such further action not inconsistent with the terms hereof as the other party may from time to time reasonably request in order to more effectively carry out the intent and purpose of this Lease or to perfect and protect the rights and, with respect to Lessor, remedies created or intended to be created hereunder.

     18.11. Entire Agreement. This Lease and the Lease Supplements executed
            ----------------
pursuant hereto constitute the entire agreement between Lessor and Lessee regarding the Spare Parts and there are no other prior or contemporaneous written or oral understandings with regard to the subject matter hereof.

     18.12. Successors and Assigns. This Lease shall be binding on and shall
            ----------------------
inure to the benefit of Lessee, Lessor and their respective successors and permitted assigns.

     IN WITNESS WHEREOF, Lessor and Lessee have each caused this Lease to be duly executed by their authorized officers as of the date first above written.

                                      GATX CAPITAL CORPORATION

ATTEST:


______________________                By:   ___________________________
______________________Secretary       Its:  ___________________________


                                      WORLD AIRWAYS, INC.

ATTEST:

                                                    BA
______________________                By:   ___________________________
______________________Secretary       Its:        C.F.O.
                                            ___________________________

                            LEASE SUPPLEMENT NO.
                                                 ---


     THIS LEASE SUPPLEMENT NO. ___ is dated _______________, 1993 (this "Lease Supplement") between GATX CAPITAL CORPORATION, a corporation organized under the laws of the State of Delaware ("Lessor"), and WORLD AIRWAYS, INC., a corporation organized under the laws of the State of Delaware ("Lessee").


                                  RECITALS


     Lessor and Lessee have heretofore entered into a certain Spare Parts Lease Agreement, dated as of April 15, 1993 (the "Lease"), which provides for the execution and delivery of Lease Supplements in substantially the form hereof for the purpose of leasing the Items of Equipment in accordance with the terms thereof.

     NOW, THEREFORE, in consideration of the premises, and pursuant to Article 2 of the Lease, Lessor and Lessee hereby agree as follows:

     The terms used herein shall have the meaning given to such terms in the Lease.

     Lessee represents and warrants that (i) all of the Items of Equipment described in Appendix 1 attached hereto have been fully assembled and conform to all applicable performance criteria, and (ii) upon Lessor's payment in full of the Lessor's Cost thereof set forth below, Lessor shall have good title to the Items free and clear of all Liens except Permitted Liens.

     Lessee confirms that on the date hereof (i) all of the Items described in Appendix 1 attached hereto were duly accepted by Lessee and became subject to the Lease; (ii) the Term of the Lease with respect to said Items commenced; and (iii) Lessee became obligated to pay to Lessor Rent as provided in the Lease.

     The total Lessor's Cost of the Items subject to this Lease Supplement is $_______.

     The Spare Parts subject hereto will be maintained by or on behalf of Lessee at _________.

                                  EXHIBIT A
                     ----------------------------------
                       to Spare Parts Lease Agreement

     IN WITNESS WHEREOF, Lessor and Lessee have each caused this Lease Supplement to be duly executed by their authorized officers on the date first above written.

          LESSOR:           GATX CAPITAL CORPORATION


                            By:   _________________
                            Its:  _________________


          LESSEE:           WORLD AIRWAYS, INC.


                            By:   _________________
                            Its:  _________________

                                 APPENDIX A

                                     to

                           LEASE SUPPLEMENT NO.__

                             ITEMS OF EQUIPMENT

                           see attached ____ pages

                          [FORM OF ENGINE MORTGAGE]


     This ENGINE CHATTEL MORTGAGE is dated as of May 24, 1993, by and between WORLD AIRWAYS, INC., a Delaware corporation ("Mortgagor" or "World", and
GATX CAPITAL CORPORATION, a Delaware corporation ("Mortgagee" or "GATX").

                                  RECITALS
                                  --------

     World and GATX are parties to that certain Spare Parts Lease Agreement, dated as of April 15, 1993 (the "Spares Lease"), which is being filed for recordation with the Federal Aviation Administration contemporaneously herewith.

     World has agreed to grant GATX a mortgage on one General Electric CF6-50C2 engine, as defined herein, in order to provide additional security for the performance of World under the Spares Lease.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual promises contained herein, the parties agree as follows:

     1. Definitions. All capitalized terms not otherwise defined herein shall
        -----------
have the meanings assigned to such terms in the Spares Lease. Certain terms used herein are defined as follows:

        "Collateral" shall have the meaning assigned in Section 2 hereof.
         ----------

        "Engine" means the aircraft engine described in the Mortgage
         ------
Supplement hereto or any engine substituted therefor pursuant to the provisions hereof, including in each case the Parts owned by the Mortgagor incorporated or installed therein or attached thereto, and, after removal from such Engine, for so long as such Part has not been installed on another engine, but excluding any replacement Parts owned by any person other than the Mortgagor and subject to a pooling or borrowing arrangement customary in the airline industry and entered into in the ordinary course of the Mortgagor's business; provided, however, that at such time as a replacement Engine shall
          -----------------
be substituted pursuant to the applicable provisions hereof, the replaced Engine shall cease to be an "Engine" hereunder.

        "Event of Default" shall mean each of the following events:

        (a) an "Event of Default" has occurred and is continuing under the Spares Lease; or


                                  EXHIBIT B
                     ----------------------------------
                       to Spare Parts Lease Agreement

          (b) an event of default shall be declared and the indebtedness thereunder accelerated pursuant to the Senior Mortgage.

          "Event of Loss" shall mean, with respect to the Engine, any of the
           -------------
following: (a) loss of such Engine or the use thereon due to theft, disappearance for a period of 30 consecutive days or more, destruction, damage beyond repair or rendition of such Engine permanently unfit for normal use for any reason whatsoever; (b) any damage to such Engine which results in an insurance settlement with respect to such Engine on the basis of a constructive agreed or actual total loss; (c) the condemnation, confiscation, requisition, sequestration, forfeiture or other loss of title to such Engine;
(d) the confiscation or seizure which deprives Mortgagor of the use or possession of, or requisition of use of, such Engine for a period in excess of 60 consecutive days; (e) as a result of any rule, regulation, order or other action by the FAA or other governmental body having jurisdiction, the use of such Engine in the normal course of air transportation of persons shall have been prohibited for a period of 180 days or more unless Mortgagor, prior to the expiration of such period, shall have caused to be undertaken and diligently carried forward all steps which are necessary or desirable to permit the use of such property in the normal course of air transportation, or in any event, if such use shall have been prohibited for a period of twelve consecutive months.

          "Lease" shall mean the Aircraft Lease Agreement, dated as of January
           -----
15, 1993, between GATX, as Lessor, and World, as Lessee.

          "Lien" is defined in Section 5 below.
           ----

          "Mortgage" means this Engine Chattel Mortgage, between Mortgagor and
           --------
Mortgagee, as the same may be supplemented or amended from time to time in accordance with the terms hereof.

          "Obligations" means all and "Obligation" means any of the
           -----------                 ----------
obligations of the Mortgagor, now or hereafter existing under the Spares Lease whether in respect of payment of Rent or any other amounts thereunder, and all obligations of Mortgagor now or hereafter existing under this Mortgage.

          "Parts" means all electronics, avionics, parts, appliances,
           -----
instruments, and other equipment and accessories owned by Mortgagor and from time to time incorporated or installed in or attached to the Engine.

          "Permitted Liens" shall mean (a) the respective rights of the
           ---------------
parties hereunder and of others as permitted under this Agreement; (b) Liens for taxes, assessments or other governmental charges either not yet due or being contested in good faith (and for the payment of which adequate reserves have been provided) by appropriate proceedings so long as such proceedings do not involve any material danger of the sale, forfeiture, loss or loss of use of the Engine or any interest therein; (c) materialmens, mechanics, workers, repairers, employees, or other like Liens arising in the ordinary course of business for amounts the payment of which is either not yet due or is being contested in good faith (and for the payment of which adequate reserves have been provided) by appropriate proceedings so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of use of the Engine or any interest therein; (d) Liens arising out of any judgment or award unless the judgment secured shall not, within 60 days after entry thereof, have been discharged, vacated or reversed or Mortgagor has commenced an appeal or proceeding for review which is being prosecuted in good faith by Lessee and with respect to which there shall have been secured a stay of execution pending such appeal or proceeding for review; (e) any other Liens with respect to which Mortgagor shall have provided security in form and amount acceptable to Mortgagee; (f) Lessor Liens; and (g) this Mortgage.

        "Proceeds" means whatever is receivable or received when the Engine
         --------
or any Part is sold, exchanged, collected, leased or otherwise disposed of, including, without limitation, all amounts payable or paid under insurance, requisition or other payments as the result of any loss (including an Event of Loss) or damage to such Engine.

        "Senior Mortgage" shall mean that certain Aircraft Engine Security
         ---------------
Agreement, dated as of December 1, 1989, between World, as debtor, and PK Finans International Corporation, a Delaware corporation, as secured party, relating to the Engine.

     2. Security. In order to secure the performance by the Mortgagor of each
        --------
and every Obligation, the Mortgagor hereby assigns, mortgages, pledges, hypothecates and grants to Mortgagee a lien and continuing security interest in and to, the following:

        (a) all of Mortgagor's right, title and interest in and to the Engine described in the Mortgage Supplements hereto;

        (b) all right, title and interest of World in and to all warranties (including, without limitation, warranties of title, merchantability, fitness for a particular purpose, quality and freedom from defects) and rights of recourse with regard to the Engine against manufacturers, assemblers, sellers and others in connection with the foregoing, if any, but without any representation or warranty with respect thereto by World;

        (c) all documents, instruments, chattel paper and general intangibles held, issued or arising in connection with any of the foregoing;

        (d) all rents, issues, profits, products, revenues, earnings and other income of the foregoing, and all the right, title and interest of every nature whatsoever of World in and to the same and every part thereof;

          (e)  all Proceeds of the foregoing.

     All of the foregoing items are sometimes collectively referred to hereinafter as the "Collateral".

     3.   Representations and Warranties. Mortgagor hereby represents and
          ------------------------------
warrants to Mortgagee that:

          (a)  Corporate Existence and Qualification. Mortgagor is a
               -------------------------------------
corporation duly incorporated and validly existing under the laws of the state or county of its incorporation and is an air carrier of persons and property in air transportation, registered, licensed or otherwise certificated or duly authorized by the FAA and any other appropriate aeronautics authority to engage in such air transportation and is duly qualified or otherwise authorized to do business as an air carrier in all jurisdictions in which it has air routes, except for jurisdictions where failure to so qualify or obtain authorization would not have a material adverse effect on the business of Mortgagor and would not involve any material danger of the sale, forfeiture or loss of the Engine or the impairment of the value thereof.

          (b)  Authority. Mortgagor has full corporate power and authority
               ---------
to enter into and perform this Mortgage and each Mortgage Supplement; and the execution, delivery and performance of this Mortgage and each Mortgage Supplement have been duly authorized by all necessary corporate action on the part of Mortgagor, do not require any stockholder approval or approval or consent of any trustee or holders of any Debt or other obligations of Mortgagor except such as have been duly obtained and do not contravene any provision of any law, governmental rule, regulation or order binding on Mortgagor, or any applicable interpretation or administration of any such law, governmental rule, regulation or order, or contravene the certificate of incorporation, by-laws or other organic documents of Mortgagor or any indenture, mortgage, contract or other agreement or instrument to which Mortgagor is a party or by which it or any of its assets may be bound or affected.

          (c)  Governmental Approvals. Except for the filing of this Mortgage
               ----------------------
and each Mortgage Supplement with the FAA, neither the making nor performance by Mortgagor of this Mortgage or the Mortgage Supplements, nor the consummation of any of the transactions by Mortgagor contemplated hereby or thereby, requires the consent or approval of, the giving of notice to, the registration or filing for recordation with, or the taking of any other action in respect of, the Government or any political agency, subdivision or instrumentality thereof, except such as have been obtained, made or taken.

          (d)  No Conflicting Agreements. Mortgagor is not a party to any
               -------------------------
agreement or instrument or subject to any charter or other corporate restriction which individually or in the aggregate is, in the reasonable judgment of Mortgagor, likely to materially adversely affect its ability to perform its obligations under this Mortgage or the Mortgage Supplements.

          (e)  Protective Filings.  Other than the filing for recordation
               ------------------
of this Mortgage and each Mortgage Supplement with the FAA, no other filing or recording of any document and no other action is necessary or advisable in the United States of America, in order to establish and perfect Mortgagee's security interest in the Engines as against Mortgagor and any third parties claiming against or through Mortgagor, including trustees, custodians and other representatives or similar officials, under any bankruptcy or liquidation law or regulations, or other regulations, or otherwise.

          (f)  Title to Engines.  Mortgagor has, and at all times shall have,
               ----------------
good title to the Engines free and clear of all Liens except the Senior Mortgage and Permitted Liens, and has, and at all times shall have, full power and authority to mortgage and grant a lien and security interest in the Engines as herein provided; and

          (g)  Filing; Binding Obligations.  This Mortgage will be duly filed
               ---------------------------
for recording in accordance with the Federal Aviation Act against the Engine; and this Mortgage has been duly executed and delivered by Mortgagor and constitutes a legal, valid and binding obligation of Mortgagor, enforceable against Mortgagor in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

      4.  Limitations on Mortgagee's Obligations.  If required by Mortgagee,
          --------------------------------------
at any time upon or following an Event of Default hereunder, any Proceeds, when collected by Mortgagor, whether consisting of cash, checks, notes, drafts, bills of exchange, money orders, commercial paper of any kind whatsoever or other documents, received in payment for any Collateral, shall be promptly forwarded to Mortgagee by Mortgagor in precisely the form received, except for its endorsement when required, and until so turned over, any such Proceeds shall be deemed to be held in trust by Mortgagor for and as the property of Mortgagee. Such Proceeds, when delivered, shall continue to be Collateral for the Obligations of Mortgagor and shall not constitute payment thereof.

     5.   Liens.  Mortgagor will not create, incur or suffer or permit to exist
          -----
any mortgage, pledge, lien, charge, encumbrance, lease, exercise of rights, security interest or claim (each a "Lien") upon or with respect to the Engines except the lien of this Mortgage, the lien of the Senior Mortgage, Permitted Liens and other Lien consented to in writing by Mortgagee. The Obligations secured by the Senior Mortgage shall not exceed $1,378,000 at the time of execution and delivery of this Mortgage. Mortgagor agrees not to increase the outstanding principal balance due under the Senior Mortgage at any time.

     6.   Collateral Securities. Mortgagor agrees not to sell, transfer,
          ----------------------
assign or in any way dispose of its interest in the Engine without the express written consent of Mortgagee. Any cash or other Proceeds and the proceeds of any insurance maintained in accordance with this Agreement or otherwise obtained and maintained for the benefit of the Mortgagor shall, pending application or distribution as otherwise provided in this Mortgage, if an Event of Default exists and is continuing hereunder be paid over to or held by Mortgagee and shall be invested by Mortgagee from time to time in direct obligations of the United States of America.

     7. Remedies. If any Event of Default shall occur and be continuing,
        --------
Mortgagee may, to the extent permitted by applicable law, take any of the following actions:

        (a) exercise all of the rights and remedies upon default, in foreclosure and otherwise, available to mortgagees, pledgees or secured parties under the provisions of applicable law;

        (b) institute legal proceedings to foreclose upon and against the lien and security interest created by this Mortgage, to recover judgment for any Obligation due and owing and to collect the same out of the Engine or the Proceeds of any sale thereof;

        (c) institute legal proceedings for the sale, under the judgment or decree of any court of competent jurisdiction, of the entirety or any part of the Engine; or

        (d) personally or by agents or attorneys enter upon any premises where the Engine or any portion thereof may then be located and take possession of all or any part thereof, and hold, store and keep idle or lease, operate or otherwise use or permit the use of, the Engine or any portion thereof, for such time and upon such terms as Mortgagee may in its discretion deem to be in its best interest, and demand, collect and retain all rent, earnings and other sums due and to become due in respect of the same from any party, accounting for net earnings, if any, arising from such use and charging against all receipts from the use of the same or from the sale thereof, by court proceedings or pursuant to the provisions below, all other costs, expenses, charges, damages and other losses resulting from such use.

        If Mortgagee elects to foreclose upon and against the lien and security interest created in the Engine by this Mortgage, Mortgagor shall, upon demand of Mortgagee, deliver to Mortgagee such property at such time or times and place or places as Mortgagee may reasonably specify; and Mortgagee is hereby authorized and empowered, to the extent permitted by applicable law, to enter upon the premises where such property may be located and take possession of and remove the same. To the extent permitted by applicable law, Mortgagee may thereafter in a commercially reasonable manner sell, lease and dispose of, or cause to be sold, leased and disposed of, the entirety or any part of the Engine at one or more public or private sales, leasing or other dispositions, at such places and times and on such terms and conditions as Mortgagee may deem fit, provided that at any such sale Mortgagor or Mortgagee may bid for and purchase such property. If practicable or if required by law, Mortgagee agrees to provide Mortgagor prior written notice of the date fixed for any public sale of the Engine or of the date on or after which will occur the execution of any contract providing for any private sale of any of the Engine and any such sale shall be conducted in general so as to afford Mortgagor a reasonable opportunity to bid.

     8.   Application of Proceeds. If Mortgagee shall have exercised any of
          -----------------------
its rights or remedies pursuant to this Mortgage or otherwise pursuant to applicable law, the Proceeds of any sale, lease or other disposition of the Engine and all other sums realized by Mortgagee pursuant to this Mortgage or any proceedings hereunder shall be applied in the following order of priority:

          First: to the payment of the reasonable costs and expenses of such sale, lease, disposition or other realization, including reasonable compensation to Mortgagee's agents and counsel, and all expenses, liabilities and advances made or incurred by Mortgagee in connection therewith, including without limitation, taxes upon or with respect to the sale, lease, disposition or realization and the payment of taxes and liens, if any, prior to the lien and the security interest of this Mortgage (except any taxes or liens to which the respective sale, lease, disposition or realization shall have been subject);

          Second: to the payment of all amounts due and payable by the Mortgagor with respect to the Obligations;

          Third: to the extent that any Obligations are not yet due, Mortgagee shall hold the remaining balance in a segregated cash collateral account to secure such remaining Obligations for application as provided above; and

          Fourth: Upon payment in full of all Obligations due or become due, the balance, if any, to Mortgagor or to such other persons as may lawfully be entitled to the remainder or as any court of competent jurisdiction may direct.

     9.   General Provisions.
          ------------------

          (a)   Counterparts.  This Mortgage may be simultaneously executed in
                ------------
several counterparts, each of which shall be deemed to be an original, and all such counterparts together shall together constitute but one and the same instrument.

          (b)   Severability, Amendment. Construction and Applicable Law. Any
                -----------------------  -------------------------------
provision of this Mortgage which is prohibited or unenforceable in any jurisdiction shall, to the extent permitted by applicable law, as to such jurisdiction, be ineffective to the extent of such prohibition or enforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. No term or provision of this Mortgage may be changed, waived, discharged or terminated orally, but only by a written instrument signed by the party against the enforcement of the change, waiver discharge or termination is sought, The captions in this Mortgage are for convenience of reference only and shall not define or limit any of the terms or provisions hereof. This Mortgage shall in all respects be governed by, and construed in accordance with, the laws of the State of California, including all matters of construction, validity and performance.

           (c)   Notices.  All notices, requests, demands or other
                 -------
communications required hereunder or given pursuant hereto shall be in writing unless otherwise expressly provided and shall become effective by hand or received by telex, telecopier, telegram or registered mail, postage prepaid, addressed as follows:

      If to Mortgagor:

                 World Airways, Inc.
                 13873 Park Center Road, Suite 490
                 Herndon, VA 22071
                 Attn: President
                 Telefax: (703) 834-9412

      If to Mortgagee:

                 GATX Capital Corporation
                 Four Embarcadero Center, Suite 2200
                 San Francisco, CA 94111
                 Attn: Contract Administration
                 Telefax: (415) 955-3444 or (415) 955-3493

or at such other address as any party may from time to time designate for itself by written notice to the other party,

           (d)   Mortgagee's Right to Perform. If Mortgagor fails to perform
                 ----------------------------
any of its obligations hereunder, upon 10 business days' prior notice to Mortgagor, Mortgagee may, but shall have no obligation to, discharge such obligation.

      10.  Insurance.  Mortgagee, at its own expense, shall maintain in effect
           ---------
with insurers of recognized reputation and financial responsibility: (a) all-risk ground and flight insurance covering the Engine, all-risk spares coverage with respect to the Engine while removed from an aircraft and replaced; and (b) war risk, hijacking(air piracy), confiscation, nationalization, expropriation, and related perils coverages. All such insurance shall be in full force and effect throughout any geographical areas (except as are excluded from War Risk coverage) where the Engine is located, shall be payable in Dollars in the United States and shall be in an amount of not less than $3,000,000. Any insurance carried in accordance with this
Section 10 shall not contain a provision for deductible or self-insured amounts in excess of $25,000, unless installed on an aircraft, in which case the deductible shall be no more than $100,000. Any policies carried in accordance with this Section 10 shall (i) name the Mortgagee as loss payee; (ii) provide that if such insurance is cancelled for any reason whatever, or the same is allowed to lapse for nonpayment of premium, or if there is any adverse change in policy terms and conditions, such cancellation, lapse or change shall not be effective until 30 days (and with respect to war risk insurance, such shorter period as shall be customary in the worldwide aviation insurance market for such insurance in such area of the world) after receipt by the Mortgagee of written notice from such insurers of such cancellation, lapse or change; (iii) provide that in respect of the interests of the Mortgagee in such policies the insurance shall insure the Mortgagee regardless of any breach or violation of any warranties, declarations or conditions contained in such policies by Mortgagor; (iv) include waivers by the insurers of any rights of subrogation or set-off, counterclaim or other deduction whether by attachment or otherwise, in respect of any liability of Mortgagee; (v) in the case of Contingent Hull, Spare or Total Loss Only coverage be primary without right of contribution from any other insurance which is carried by Mortgagee; and (vi) provide that the Spares Policy and the Hull War and Allied Risks Policy shall each be endorsed to include a "50/50" clause in accordance with clause AVS 103 or its equivalent.

     Mortgagor may obtain additional spares and liability insurance on the Engine, over and above the amounts required hereunder, provided the same in no way impairs the coverage afforded Mortgagee hereunder.

     11.  Termination. Unless otherwise provided herein, this Mortgage and the
          -----------
lien and security interest granted by this Mortgage shall terminate at the time when all Obligations shall be fully paid and performed. Upon termination of this Mortgage as a whole or in part, as aforesaid, Mortgagee shall execute and deliver to Mortgagor, at Mortgagor's expense, such instruments of release and termination as shall be appropriate in the premises.

     12.  Confirmation of the Rights of the Senior Mortgage. The Mortgagee
          -------------------------------------------------
hereby confirms and agrees, for the benefit of the Mortgagor, that notwithstanding anything to the contrary contained herein, Mortgagee's rights and remedies under this Mortgage are subject in all respects to the rights of the mortgagee under the Senior Mortgage.

     13.  Collateral Substitution. If World sells the Engine or if an Event of
          -----------------------
Loss occurs World shall immediately, or within 60 days of the occurrence of such Event of Loss, provide to the Mortgagee Substitute Collateral, in which event the Mortgagee shall at World's expense promptly release and discharge the Mortgagee's Lien on the Engine and other Collateral and such Substitute Collateral and the Proceeds thereof shall be deemed the "Engine" for all purposes of this Agreement.

          "Substitute Collateral" shall mean either (a) an engine suitable for installation on DC-10-30 or MD-11 aircraft which has a Value of at least the Minimum Value after subtracting from such Value the outstanding amount of any senior lien then on such engine (it being understood that an engine with more than one senior lien (not counting Permitted Liens) will not be eligible to be Substitute Collateral), (b) a letter of credit from a bank reasonably acceptable to the Mortgagee with face amount equal to the Minimum Value and in form reasonably acceptable to the Mortgagee or (c) other collateral reasonably acceptable to the Mortgagee. To constitute Substitute Collateral under clause
(a) or (c), World must grant to the Mortgagee a perfected Lien thereon, subject to no other Liens other than Permitted Liens and one senior Lien.

          "Value" shall mean the fair market sales value of the asset in question as mutually agreed by World and the Mortgagee, or failing such agreement within 15 days after request therefor by either party, by an independent appraiser mutually agreed to by World and the Mortgagee. The fair market sales value shall be the cash sale price of the asset in question which would be realized by a lienholder selling the asset in a foreclosure context and shall assume the asset to be in the lesser of its actual condition or one-half time between overhauls or major repairs. The costs of the appraiser, if any, shall be paid by World.

          "Minimum Value" shall mean $2.0 million until December 31, 1994 and $1.0 million thereafter, provided that no Event of Default has occurred at any time under the Aircraft Lease or Spares Lease.

     IN WITNESS WHEREOF, the undersigned have executed this Mortgage as of the day and year first above written.

                                        WORLD AIRWAYS, INC.,
                                        Mortgagor


                                        By:  _________________________
                                        Its: _________________________


                                        GATX CAPITAL CORPORATION,
                                        Mortgagee


                                        By:  _________________________
                                        Its: _________________________

                          MORTGAGE SUPPLEMENT NO. 1


     MORTGAGE SUPPLEMENT NO. 1 dated May __, 1993, by and between WORLD AIRWAYS, INC., a Delaware corporation ("Mortgagor" or "World"), and GATX CAPITAL CORPORATION, a Delaware corporation ("Mortgagee" or "GATX").

                            W I T N E S S E T H:
                            - - - - - - - - - -

     WHEREAS, Mortgagor and Mortgagee are parties to that certain Engine Chattel Mortgage, dated as of May 24, 1993 (the "Mortgage"); and

     WHEREAS, the Mortgage provided for the execution and delivery of a Supplement thereto, which shall particularly describe the Engine and any replacement engine included in the Collateral covered by the Mortgage (capitalized terms used and not defined herein having the meaning specified by reference to the Mortgage).

     NOW, THEREFORE, the Mortgagor hereby acknowledges that the Engine referred to below in this Mortgage Supplement has been delivered to the Mortgagor on the date hereof and is part of the "Collateral" under the Mortgage.

     One aircraft engine having 750 or more horsepower or the equivalent thereof, identified as follows:

MANUFACTURER                            MODEL                   SERIAL NUMBER
- ------------                            -----                   -------------

General Electric                        CF6-50C2                517-309

Complete with one transportation and storage stand and one [manufacturer] Quick Engine Change (QEC) Kit bearing Serial Number ________.

     IN WITNESS WHEREOF, the Mortgagor and Mortgagee have caused this Mortgage Supplement to be duly executed by their officers thereunto duly authorized on the day and year first above written.

                                        WORLD AIRWAYS, INC.,
                                        Mortgagor


                                        By:  _____________________
                                        Its: _____________________


                                        GATX CAPITAL CORPORATION,
                                        Mortgagee


                                        By:  _____________________
                                        Its: _____________________

                             GATX SPARES PROGRAM
                      FOR WORLD AIRWAYS MD-11 AIRCRAFT

- --------------------------------------------------------------------------------
 PART NUMBER         NOMENCLATURE             QTY         VENDOR         P.O.#
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
ABH7760-501            MODULE                  1     MCDONNELL DOUGLAS  MD27500
- --------------------------------------------------------------------------------
H05A0040-1      ANNUNCIATOR CONTROL UNIT       1     MCDONNELL DOUGLAS  MD27500
- --------------------------------------------------------------------------------
H05A0040-1      ANNUNCIATOR CONTROL UNIT       1     MCDONNELL DOUGLAS  MD27500
- --------------------------------------------------------------------------------
H05A0040-1      ANNUNCIATOR CONTROL UNIT       1     MCDONNELL DOUGLAS  MD27500
- --------------------------------------------------------------------------------
H05A0040-1      ANNUNCIATOR CONTROL UNIT       1     MCDONNELL DOUGLAS  MD27500
- --------------------------------------------------------------------------------
622-5272-020        HF TRANSCEIVER             1     MITCHELL A/C       MD27508
- --------------------------------------------------------------------------------
622-5272-020        HF TRANSCEIVER             1     MITCHELL A/C       MD27508
- --------------------------------------------------------------------------------
622-5272-020        HF TRANSCEIVER             1     MITCHELL A/C       MD27508
- --------------------------------------------------------------------------------
65066-06                 PUMP                  1     MITCHELL A/C       MD27508
- --------------------------------------------------------------------------------
65066-06                 PUMP                  1     MITCHELL A/C       MD27508
- --------------------------------------------------------------------------------
65066-06                 PUMP                  1     MITCHELL A/C       MD27508
- --------------------------------------------------------------------------------
65066-06                 PUMP                  1     MITCHELL A/C       MD27508
- --------------------------------------------------------------------------------
65066-06                 PUMP                  1     MITCHELL A/C       MD27508
- --------------------------------------------------------------------------------
792-6140-001  HIGH FREQUENCY ANTENNA COUPLING  1     MITCHELL A/C       MD27508
- --------------------------------------------------------------------------------
792-6140-001  HIGH FREQUENCY ANTENNA COUPLING  1     MITCHELL A/C       MD27508
- --------------------------------------------------------------------------------
792-6140-001  HIGH FREQUENCY ANTENNA COUPLING  1     MITCHELL A/C       MD27508
- --------------------------------------------------------------------------------
E650-02-001            BATTERY                 1     PAGE AEROSPACE     MD27511
- --------------------------------------------------------------------------------
E650-02-001            BATTERY                 1     PAGE AEROSPACE     MD27511
- --------------------------------------------------------------------------------
E650-02-001            BATTERY                 1     PAGE AEROSPACE     MD27511
- --------------------------------------------------------------------------------

                                                    PAGE 1 of 8





                                  Exhibit C
                                  ---------
                       to Spare Parts Lease Agreement

                             GATX SPARES PROGRAM
                      FOR WORLD AIRWAYS MD-11 AIRCRAFT

- --------------------------------------------------------------------------------
 PART NUMBER         NOMENCLATURE        QTY           VENDOR           P.O.#
- --------------------------------------------------------------------------------
E650-02-001            BATTERY            1   PAGE AEROSPACE           MD27511
- --------------------------------------------------------------------------------
E650-02-001            BATTERY            1   PAGE AEROSPACE           MD27511
- --------------------------------------------------------------------------------
E650-02-001            BATTERY            1   PAGE AEROSPACE           MD27511
- --------------------------------------------------------------------------------
WL101AMS5      ALTIMETER/AIR SPEED IND    1   SMITHS IND.-FLIGHT SYS.  MD27520
- --------------------------------------------------------------------------------
WL101AMS5      ALTIMETER/AIR SPEED IND    1   SMITHS IND.-FLIGHT SYS.  MD27520
- --------------------------------------------------------------------------------
WL101AMS5      ALTIMETER/AIR SPEED IND    1   SMITHS IND.-FLIGHT SYS.  MD27520
- --------------------------------------------------------------------------------
WL101AMS5      ALTIMETER/AIR SPEED IND    1   SMITHS IND.-FLIGHT SYS.  MD27520
- --------------------------------------------------------------------------------
360-112-004       DATA UNIT CONTROL       1   CRC                      MD27524
- --------------------------------------------------------------------------------
360-112-004       DATA UNIT CONTROL       1   CRC                      MD27524
- --------------------------------------------------------------------------------
360-112-004       DATA UNIT CONTROL       1   CRC                      MD27524
- --------------------------------------------------------------------------------
366-008-019         DISPLAY UNIT          1   CRC                      MD27524
- --------------------------------------------------------------------------------
367-040-081            MODULE             1   CRC                      MD27524
- --------------------------------------------------------------------------------
367-040-081            MODULE             1   CRC                      MD27524
- --------------------------------------------------------------------------------
622-4542-221    RADIO ALTIMETER REC       1   AAR ALLEN                MD27526
- --------------------------------------------------------------------------------
622-4542-221    RADIO ALTIMETER REC       1   AAR ALLEN                MD27526
- --------------------------------------------------------------------------------
622-4542-221    RADIO ALTIMETER REC       1   AAR ALLEN                MD27526
- --------------------------------------------------------------------------------
622-4542-221    RADIO ALTIMETER REC       1   AAR ALLEN                MD27526
- --------------------------------------------------------------------------------
622-4542-221    RADIO ALTIMETER REC       1   AAR ALLEN                MD27526
- --------------------------------------------------------------------------------
622-5132-120     RADAR TRANCEIVER         1   AAR ALLEN                MD27526
- --------------------------------------------------------------------------------

                             GATX SPARES PROGRAM

                      FOR WORLD AIRWAYS MID-11 AIRCRAFT

- --------------------------------------------------------------------------------
  PART NUMBER        NOMENCLATURE          QTY        VENDOR            P.O. #
- --------------------------------------------------------------------------------
622-5132-120        RADAR TRANCEIVER        1    AAR ALLEN             MD27526
- --------------------------------------------------------------------------------
622-5132-120        RADAR TRANCEIVER        1    AAR ALLEN             MD27526
- --------------------------------------------------------------------------------
622-5272-020   HIGH FREQUENCY TRANSCEIVER   1    AAR ALLEN             MD27526
- --------------------------------------------------------------------------------
622-5272-020   HIGH FREQUENCY TRANSCEIVER   1    AAR ALLEN             MD27526
- --------------------------------------------------------------------------------
60291-115                 SLIDE             1    AIR CRUISERS CO       MD27537
- --------------------------------------------------------------------------------
60291-116                 SLIDE             1    AIR CRUISERS CO       MD27537
- --------------------------------------------------------------------------------
2610-11-1           CHRONOMETER, ELEC       1    SMITHS IND.-MALVERN   MD27550
- --------------------------------------------------------------------------------
2610-11-1           CHRONOMETER, ELEC       1    SMITHS IND.-MALVERN   MD27550
- --------------------------------------------------------------------------------
2610-11-1           CHRONOMETER, ELEC       1    SMITHS IND.-MALVERN   MD27550
- --------------------------------------------------------------------------------
2610-11-1           CHRONOMETER, ELEC       1    SMITHS IND.-MALVERN   MD27550
- --------------------------------------------------------------------------------
70740-1                  VALVE              1    STERER ENGINEERING    MD27552
- --------------------------------------------------------------------------------
965-0676-020 GROUND PROXIMITY WARNING UNIT  1    SOUNDAIR              MD27556
- --------------------------------------------------------------------------------
965-0676-020 GROUND PROXIMITY WARNING UNIT  1    SOUNDAIR              MD27556
- --------------------------------------------------------------------------------
965-0676-020 GROUND PROXIMITY WARNING UNIT  1    SOUNDAIR              MD27556
- --------------------------------------------------------------------------------
4305790022             COMPUTER             1    LABINAL               MD27564
- --------------------------------------------------------------------------------
622-9738-220          ILS RECEIVER          1    ILFC (COLLINS)        MD27569
- --------------------------------------------------------------------------------
622-9738-220          ILS RECEIVER          1    ILFC (COLLINS)        MD27569
- --------------------------------------------------------------------------------
622-9738-220          ILS RECEIVER          1    ILFC (COLLINS)        MD27569
- --------------------------------------------------------------------------------
226260-501       AIR DRIVEN GENERATOR       1    KAISER MARQUARDT      MD27571
- --------------------------------------------------------------------------------
                                                  PAGE 3 of 8

                             GATX SPARES PROGRAM

                      FOR WORLD AIRWAYS MD-11 AIRCRAFT


- --------------------------------------------------------------------------------
  PART NUMBER        NOMENCLATURE          QTY        VENDOR           P.O. #
- --------------------------------------------------------------------------------
6026D0001-01        LATCH ACTUATOR          1   VICKERS ELECTROMECH   MD27577
- --------------------------------------------------------------------------------
6026D0001-01        LATCH ACTUATOR          1   VICKERS ELECTROMECH   MD27577
- --------------------------------------------------------------------------------
6026D0001-01        LATCH ACTUATOR          1   VICKERS ELECTROMECH   MD27577
- --------------------------------------------------------------------------------
6026D0001-01        LATCH ACTUATOR          1   VICKERS ELECTROMECH   MD27577
- --------------------------------------------------------------------------------
6305J0001-01  CENTER CARGO DOOR ACTUATOR.   1   VICKERS ELECTROMECH   MD27577
- --------------------------------------------------------------------------------
6305J0001-01  CENTER CARGO DOOR ACTUATOR.   1   VICKERS ELECTROMECH   MD27577
- --------------------------------------------------------------------------------
6305J0001-01  CENTER CARGO DOOR ACTUATOR.   1   VICKERS ELECTROMECH   MD27577
- --------------------------------------------------------------------------------
6305J0001-01  CENTER CARGO DOOR ACTUATOR.   1   VICKERS ELECTROMECH   MD 27577
- --------------------------------------------------------------------------------
4059050-907    FLIGHT MANAGEMENT COMPUTER   1   WORLD AVIATION        MD27582
- --------------------------------------------------------------------------------
H05A0035-52    CENTRAL AURAL WARNING UNIT   1   WORLD AVIATION        MD27582
- --------------------------------------------------------------------------------
H05A0035-52    CENTRAL AURAL WARNING UNIT   1   WORLD AVIATION        MD27582
- --------------------------------------------------------------------------------
H05A0035-52    CENTRAL AURAL WARNING UNIT   1   WORLD AVIATION        MD27582
- --------------------------------------------------------------------------------
HG1150BD02      INERTIAL REFERENCE UNIT     1   WORLD AVIATION        MD27582
- --------------------------------------------------------------------------------
HG1150BD02      INERTIAL REFERENCE UNIT     1   WORLD AVIATION        MD27582
- --------------------------------------------------------------------------------
HG1150BD02      INERTIAL REFERENCE UNIT     1   WORLD AVIATION        MD27582
- --------------------------------------------------------------------------------
HG1150BD02      INERTIAL REFERENCE UNIT     1   WORLD AVIATION        MD27582
- --------------------------------------------------------------------------------
SYLZ51767      WNDSHLD ANTI-ICE CONTROL     1   BARBER-COLMAN         MD27587
- --------------------------------------------------------------------------------
SYLZ51767      WNDSHLD ANTI-ICE CONTROL     1   BARBER-COLMAN         MD27587
- --------------------------------------------------------------------------------
SYLZ51767      WNDSHLD ANTI-ICE CONTROL     1   BARBER-COLMAN         MD27587
- --------------------------------------------------------------------------------
                                                 PAGE 4 OF 8

                             GATX SPARES PROGRAM
                      FOR WORLD AIRWAYS MD-11 AIRCRAFT

- --------------------------------------------------------------------------------
 PART NUMBER         NOMENCLATURE             QTY         VENDOR         P.O.#
- --------------------------------------------------------------------------------
42-853-1            CONTROL UNIT               1   HYDRO-AIRE          MD27589
- --------------------------------------------------------------------------------
2235000-2   DIGITAL FLT DATA ACQUISITION UNIT  1   TELEDYNE CONTROLS   MD27601
- --------------------------------------------------------------------------------
722100                   PUMP                  1   ARGO TECH           MD27603
- --------------------------------------------------------------------------------
722100                   PUMP                  1   ARGO TECH           MD27603
- --------------------------------------------------------------------------------
1502587-003       SUPPLY CONTROL UNIT          1   BENDIX ENERGY CNTRL MD27604
- --------------------------------------------------------------------------------
722100                   PUMP                  1   MITCHELL            MD27617
- --------------------------------------------------------------------------------
722100                   PUMP                  1   MITCHELL            MD27617
- --------------------------------------------------------------------------------
791100-6-075  ELECTRONIC ENGINE CONTROLLER     1   MITCHELL            MD27617
- --------------------------------------------------------------------------------
791100-6-075  ELECTRONIC ENGINE CONTROLLER     1   MITCHELL            MD27617
- --------------------------------------------------------------------------------
801000-2             METERING UNIT             1   MITCHELL            MD27617
- --------------------------------------------------------------------------------
4059001-903  AUTO FLIGHT CONTROL COMPRESSOR    1   HONEYWELL           MD27634
- --------------------------------------------------------------------------------
4059001-903  AUTO FLIGHT CONTROL COMPRESSOR    1   HONEYWELL           MD27634
- --------------------------------------------------------------------------------
4059001-903  AUTO FLIGHT CONTROL COMPRESSOR    1   HONEYWELL           MD27634
- --------------------------------------------------------------------------------
4059001-903  AUTO FLIGHT CONTROL COMPRESSOR    1   HONEYWELL           MD27634
- --------------------------------------------------------------------------------
4059001-903  AUTO FLIGHT CONTROL COMPRESSOR    1   HONEYWELL           MD27634
- --------------------------------------------------------------------------------
4059002-903    GLARESHIELD CONTROL PANEL       1   HONEYWELL           MD27634
- --------------------------------------------------------------------------------
4059002-903    GLARESHIELD CONTROL PANEL       1   HONEYWELL           MD27634
- --------------------------------------------------------------------------------
4059002-903    GLARESHIELD CONTROL PANEL       1   HONEYWELL           MD27634
- --------------------------------------------------------------------------------
4059002-903    GLARESHIELD CONTROL PANEL       1   HONEYWELL           MD27634
- --------------------------------------------------------------------------------

                                                    PAGE 5 of 8

                             GATX SPARES PROGRAM

                      FOR WORLD AIRWAYS MD-11 AIRCRAFT

- --------------------------------------------------------------------------------
 PART NUMBER         NOMENCLATURE             QTY         VENDOR         P.O.#
- --------------------------------------------------------------------------------
4059002-903     GLARESHIELD CONTROL PANEL      1   HONEYWELL           MD27634
- --------------------------------------------------------------------------------
4059005-901            ACTUATOR                1   HONEYWELL           MD27634
- --------------------------------------------------------------------------------
4059005-901            ACTUATOR                1   HONEYWELL           MD27634
- --------------------------------------------------------------------------------
4059010-901           DISPLAY UNIT             1   HONEYWELL           MD27634
- --------------------------------------------------------------------------------
4059010-901           DISPLAY UNIT             1   HONEYWELL           MD27634
- --------------------------------------------------------------------------------
4059010-901           DISPLAY UNIT             1   HONEYWELL           MD27634
- --------------------------------------------------------------------------------
4059010-901           DISPLAY UNIT             1   HONEYWELL           MD27634
- --------------------------------------------------------------------------------
4059011-905           DISPLAY UNIT             1   HONEYWELL           MD27634
- --------------------------------------------------------------------------------
4059011-905           DISPLAY UNIT             1   HONEYWELL           MD27634
- --------------------------------------------------------------------------------
4059011-905           DISPLAY UNIT             1   HONEYWELL           MD27634
- --------------------------------------------------------------------------------
4059011-905           DISPLAY UNIT             1   HONEYWELL           MD27634
- --------------------------------------------------------------------------------
4059021-902    HYDRAULIC SYSTEM CONTROLLER     1   HONEYWELL           MD27634
- --------------------------------------------------------------------------------
4059021-902    HYDRAULIC SYSTEM CONTROLLER     1   HONEYWELL           MD27634
- --------------------------------------------------------------------------------
4059021-902    HYDRAULIC SYSTEM CONTROLLER     1   HONEYWELL           MD27634
- --------------------------------------------------------------------------------
4059021-902    HYDRAULIC SYSTEM CONTROLLER     1   HONEYWELL           MD27634
- --------------------------------------------------------------------------------
4059023-903   ENVIRONMENTAL SYS. CONTROLLER    1   HONEYWELL           MD27634
- --------------------------------------------------------------------------------
4059023-903   ENVIRONMENTAL SYS. CONTROLLER    1   HONEYWELL           MD27634
- --------------------------------------------------------------------------------
4059023-903   ENVIRONMENTAL SYS. CONTROLLER    1   HONEYWELL           MD27634
- --------------------------------------------------------------------------------
4059023-903   ENVIRONMENTAL SYS. CONTROLLER    1   HONEYWELL           MD27634
- --------------------------------------------------------------------------------
                                                    PAGE 6 of 8

                             GATX SPARES PROGRAM

                      FOR WORLD AIRWAYS MID-11 AIRCRAFT

- --------------------------------------------------------------------------------
  PART NUMBER           NOMENCLATURE       QTY         VENDOR          P.O. #
- --------------------------------------------------------------------------------
4059024-901        FUEL CONTROL PANEL       1    HONEYWELL            MD27634
- --------------------------------------------------------------------------------
4059024-901        FUEL CONTROL PANEL       1    HONEYWELL            MD27634
- --------------------------------------------------------------------------------
4059024-901        FUEL CONTROL PANEL       1    HONEYWELL            MD27634
- --------------------------------------------------------------------------------
4059025-904      FUEL SYSTEM CONTROLLER     1    HONEYWELL            MD27634
- --------------------------------------------------------------------------------
4059025-904      FUEL SYSTEM CONTROLLER     1    HONEYWELL            MD27634
- --------------------------------------------------------------------------------
4059025-904      FUEL SYSTEM CONTROLLER     1    HONEYWELL            MD27634
- --------------------------------------------------------------------------------
4059025-904      FUEL SYSTEM CONTROLLER     1    HONEYWELL            MD27634
- --------------------------------------------------------------------------------
4059026-902    FUEL SYSTEM CONTROL PANEL    1    HONEYWELL            MD27634
- --------------------------------------------------------------------------------
4059026-902    FUEL SYSTEM CONTROL PANEL    1    HONEYWELL            MD27634
- --------------------------------------------------------------------------------
4059026-902    FUEL SYSTEM CONTROL PANEL    1    HONEYWELL            MD27634
- --------------------------------------------------------------------------------
4059027-902  ISCELLANEOUS SYSTEMS CONTROLLE 1    HONEYWELL            MD27634
- --------------------------------------------------------------------------------
4059027-902  ISCELLANEOUS SYSTEMS CONTROLLE 1    HONEYWELL            MD27634
- --------------------------------------------------------------------------------
4059027-902  ISCELLANEOUS SYSTEMS CONTROLLE 1    HONEYWELL            MD27634
- --------------------------------------------------------------------------------
4059027-902  ISCELLANEOUS SYSTEMS CONTROLLE 1    HONEYWELL            MD27634
- --------------------------------------------------------------------------------
4059031-901 ELECTRONIC SYSTEMS CONTROL PANE 1    HONEYWELL            MD27634
- --------------------------------------------------------------------------------
4059031-901 ELECTRONIC SYSTEMS CONTROL PANE 1    HONEYWELL            MD27634
- --------------------------------------------------------------------------------
4059031-901 ELECTRONIC SYSTEMS CONTROL PANE 1    HONEYWELL            MD27634
- --------------------------------------------------------------------------------
4059040-903     INTERFACE UNIT ASSEMBLY     1    HONEYWELL            MD27634
- --------------------------------------------------------------------------------
4059050-907   FLIGHT MANAGEMENT COMPUTER    1    HONEYWELL            MD27634
- --------------------------------------------------------------------------------
                                                  PAGE 7 of 8

                             GATX SPARES PROGRAM

                      FOR WORLD AIRWAYS MD-11 AIRCRAFT

- --------------------------------------------------------------------------------
  PART NUMBER            NOMENCLATURE      QTY       VENDOR            P.O. #
- --------------------------------------------------------------------------------
4059050-907    FLIGHT MANAGEMENT COMPUTER   1    HONEYWELL            MD27634
- --------------------------------------------------------------------------------
4059050-907    FLIGHT MANAGEMENT COMPUTER   1    HONEYWELL            MD27634
- --------------------------------------------------------------------------------
4059050-907    FLIGHT MANAGEMENT COMPUTER   1    HONEYWELL            MD27634
- --------------------------------------------------------------------------------
4059051-902  MULTIFUNCTION CONTROL DISPLAY  1    HONEYWELL            MD27634
- --------------------------------------------------------------------------------
4059051-902  MULTIFUNCTION CONTROL DISPLAY  1    HONEYWELL            MD27634
- --------------------------------------------------------------------------------
4059051-902  MULTIFUNCTION CONTROL DISPLAY  1    HONEYWELL            MD27634
- --------------------------------------------------------------------------------
4059051-902  MULTIFUNCTION CONTROL DISPLAY  1    HONEYWELL            MD27634
- --------------------------------------------------------------------------------
4059051-902  MULTIFUNCTION CONTROL DISPLAY  1    HONEYWELL            MD27634
- --------------------------------------------------------------------------------
4059051-902  MULTIFUNCTION CONTROL DISPLAY  1    HONEYWELL            MD27634
- --------------------------------------------------------------------------------
4059060-901    DIGITAL AIR DATA COMPUTER    1    HONEYWELL            MD27634
- --------------------------------------------------------------------------------
4059060-901    DIGITAL AIR DATA COMPUTER    1    HONEYWELL            MD27634
- --------------------------------------------------------------------------------
4059060-901    DIGITAL AIR DATA COMPUTER    1    HONEYWELL            MD27634
- --------------------------------------------------------------------------------
4059060-901    DIGITAL AIR DATA COMPUTER    1    HONEYWELL            MD27634
- --------------------------------------------------------------------------------
                                                  PAGE 8 of 8

                    [Morgan, Lewis & Bockius Letterhead]


                                        [To be dated the Delivery Date]


GATX Capital Corporation
Four Embarcadero Center
Suite 2200
San Francisco, CA 94111

Gentlemen and Ladies:

     I have acted as counsel for WORLD AIRWAYS, INC., a corporation organized under the laws of the State of Delaware ("Lessee"), in connection with that certain Spare Parts Lease Agreement dated as of April 15, 1993 (the "Lease") between GATX CAPITAL CORPORATION, a corporation organized under the laws of the State of Delaware ("Lessor"), and Lessee. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given such terms in the Lease.

     In connection with this transaction, I have reviewed such records and documents and matters of law as I have deemed necessary for the purposes of this opinion.

     In giving the opinions expressed below, I have relied upon the following assumptions:

     (a) the genuineness of all signatures (other than those of Lessee's officers) and the conformity with the original documents submitted to me as copies;

     (b) the legal right, authority and power of Lessor under all relevant laws to enter into, execute, deliver and perform its obligations under the Lease; and

     (c) that the Lease has been duly authorized by Lessor in accordance with all relevant laws.

     Based on the assumptions set forth above, I am of the following opinion:

     (1) Lessee has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, is qualified to do business in all locations material to its operation, and has full corporate power and authority to carry on the business in which it is presently engaged, and to perform its obligations under the Lease.




                                 EXHIBIT D
                      --------------------------------
                       to Spare Parts Lease Agreement

GATX Capital Corporation
[To Be Dated Each Delivery Date]
Page 2


     (2) The execution and delivery of the Lease and the Lease Supplements (hereinafter referred to as the "Lease Documents"), the consummation by Lessee of the transactions therein contemplated and compliance by Lessee with the terms and provisions thereof do not and will not result in the violation of the provisions of the certificate of incorporation or the bylaws of Lessee as in effect on the date hereof; and do not and will not conflict with or result in a breach of any terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien upon any property or assets of Lessee, under any indenture, mortgage, or other agreement or instrument to which Lessee is a party or by which it or any of its properties are or may be bound, or any existing applicable law, rule or regulation, or any judgment, or order or decree now in effect, or any government, governmental instrumentality or court having jurisdiction over Lessee or any of its activities or properties.

     (3) The Lease Documents have been duly authorized, executed and delivered by Lessee, and each such instrument is a valid, enforceable and binding obligation of Lessee, in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other laws of general application affecting the enforcement of creditors' rights.

     (4) To my knowledge, except as set forth in Lessee's quarterly or annual filings with the Securities Exchange Commission which have been provided to Lessor, there are no suits or proceedings pending or threatened against Lessee or any subsidiary in any court or before any regulatory commission, board or other administrative governmental agency against or affecting Lessee which relate to the transactions contemplated hereby or which, if adversely determined, would have a material adverse effect on the ability of Lessee to perform its obligations under the Lease.

     (5) Lessee holds all licenses, certificates and permits from the FAA and any other applicable governmental authorities necessary for the conduct of its business as an air carrier.

     (6) No authorization, approval, consent, license or order of, or registration with, or the giving of notice to any regulatory body or authority is required for the valid authorization, execution, delivery and performance by Lessee of the Lease Documents, except such filings of the Lease Documents which have already been made or as may be required by the FAA.

GATX Capital Corporation
[To Be Dated Each Delivery Date]
Page 3


          I am a member of the Bar of the State of New York. This opinion is limited to the federal laws of the United States of America, the laws of the State of New York and the General Corporation Law of the State of Delaware.

     The Mortgagee may rely upon this opinion as if it was addressed to them.

                                            Sincerely,

                                            MORGAN, LEWIS & BOCKIUS

                          GATX CAPITAL CORPORATION

                            OFFICER'S CERTIFICATE
                            ---------------------

     I,          ,            of GATX CAPITAL CORPORATION ("Lessor") do hereby
certify that the representations and warranties of Lessor contained in Section
5.1 of Spare Parts Lease Agreement dated as of April 15, 1993, between Lessor and World Airways, Inc., are true and correct as of the date of this Certificate.

     IN WITNESS WHEREOF, I have executed this Certificate as of ______________, 1993.



                                                     -----------------------





                                  EXHIBIT E
                      --------------------------------
                       to Spare Parts Lease Agreement

                            DESIGNATED LOCATIONS


Wilmington, Delaware, 12 McCullough Drive, Suite 1, Southgate Industrial Center, New Castle, Delaware 19720

Charleston, South Carolina, 2460 Remount Road, Suite 106, N. Charleston, South Carolina 29418

Philadelphia, Pennsylvania, Building 2, Philadelphia International Airport, Philadelphia, Pennsylvania 19153

John F. Kennedy International Airport, Cargo Building 263, Door #1, Jamaica, New York 11430






                                  EXHIBIT F
                      --------------------------------
                       to Spare Parts Lease Agreement

                            PERMITTED SUBLESSEES



                     INITIAL LIST OF APPROVED SUBLESSEES
                     -----------------------------------

                      ELIGIBLE LIST MD - 11 SUBLESSEES
                      --------------------------------

AER LINGUS                 AEROMEXICO               MALEV
AIR 2000                   ALM                      VIRGIN ATLANTIC
                           BWIA                     TURKISH
AIR FRANCE                 LAN CHILE                AEROLINEAS ARGENTINAS
                           MEXICANA                 AVENSA
AIR U.K.                   VARIG                    AVIANCA
ALITALIA                   VIASA                    LADECO
AUSTRIAN
BALAIR                                              AIR JAMAICA
BRITANNIA                                           AIR AFRIQUE
BRITISH AIR                                         AIR INDIA
CALENDONIAN                AIR CANADA               AIR INTER
CARGOLUX                   ALASKA                   (ALL CHINESE CARRIERS
                                                    THAT WERE GOVERNED BY
                                                    THE CAAC IMMEDIATELY
                                                    PRIOR TO ITS
                                                    RESTRUCTURING)
CONDOR                     AMERICAN
FINNAIR                    A.T.A.
GERMAN AIR CARGO           CANADIAN
HAPAG-LLOYD                DELTA
IBERIA                     FEDERAL EXPRESS
ICELANDAIR                 SOUTHWEST
KLM                        UNITED
LAUDA                      U.P.S.
LTU (GROUP)                LUFTHANSA
LUXAIR
MAERSK                     AIR CHINA
MARTINAIR                  AIR NEW ZEALAND
MONARCH                    ALL NIPPON
SABENA                     AIR PACIFIC
SAS                        ANSETT
SCANAIR                    ASIANA
STERLING                   AUSTRALIAN
SWISSAIR                   CATHAY PACIFIC
TAP                        CHINA AIRLINES
TRANSAVIA                  EVA AIRWAYS
UTA                        GARUDA
                           JAPAN AIRLINES
                           JAPAN AIR SYSTEM
                           KOREAN AIR
AIR MAURITIUS              MALAYSIA
AIR SEYCHELLES             QUANTAS
EL AL                      ROYAL BRUNEI
EMIRATES                   SINGAPORE
GULFAIR                    THAI INTERNATIONAL
KUWAIT                     SAUDIA
SOUTH AFRICAN

                                  Effective through September 1, 1993


                                  EXHIBIT G
                     ----------------------------------
                       to Spare Parts Lease Agreement

                                  Exhibit H

                             Basic Rent Schedule

The payment of Basic Rent due on any Basic Rent Payment Date will be the sum of the Fixed Rent and the Variable Rent. The Fixed Rent is listed below. The Variable Rent shall be the product of the applicable Prime Rate (represented as an annual rate) and the Variable Factor listed below. For example, if the applicable Prime Rate for rent due 8/1/93 is 6%, then the Variable Rent will equal (833333.3333 *.06) or $50,000. Using this example the Basic Rent due on 8/1/93 will be $62,500.

Date         Fixed Rent     Variable Factor      Date           Fixed Rent     Variable Factor
07/01/93     $12,500        833,333.3333         11/01/96       $10,000        666,666.6667
08/01/93     $12,500        833,333.3333         12/01/96       $10,000        666,666.6667
09/01/93     $12,500        833,333.3333         01/01/97    $1,010,000        666,666.6667
10/01/93     $12,500        833,333.3333         02/01/97        $8,750        583,333.3333
11/01/93     $12,500        833,333.3333         03/01/97        $8,750        583,333.3333
12/01/93     $12,500        833,333.3333         04/01/97        $8,750        583,333.3333
01/01/94    $512,500        833,333.3333         05/01/97        $8,750        583,333.3333
02/01/94     $11,875        791,666.6667         06/01/97        $8,750        583,333.3333
03/01/94     $11,875        791,666.6667         07/01/97        $8,750        583,333.3333
04/01/94     $11,875        791,666.6667         08/01/97        $8,750        583,333.3333
05/01/94     $11,875        791,666.6667         09/01/97        $8,750        583,333.3333
06/01/94     $11,875        791,666.6667         10/01/97        $8,750        583,333.3333
07/01/94     $11,875        791,666.6667         11/01/97        $8,750        583,333.3333
08/01/94     $11,875        791,666.6667         12/01/97        $8,750        583,333.3333
09/01/94     $11,875        791,666.6667         01/01/98    $2,008,750        583,333.3333
10/01/94     $11,875        791,666.6667         02/01/98       $89,584        416,666.6667
11/01/94     $11,875        791,666.6667         03/01/98       $89,480        409,722.1667
12/01/94     $11,875        791,666.6667         04/01/98       $89,376        402,777.6667
01/01/95    $511,875        791,666.6667         05/01/98       $89,271        395,833.1667
02/01/95     $11,250        750,000.0000         06/01/98       $89,167        388,888.6667
03/01/95     $11,250        750,000.0000         07/01/98       $89,063        381,944.1667
04/01/95     $11,250        750,000.0000         08/01/98       $88,959        374,999.6667
05/01/95     $11,250        750,000.0000         09/01/98       $88,855        368,055.1667
06/01/95     $11,250        750,000.0000         10/01/98       $88,751        361,110.6667
07/01/95     $11,250        750,000.0000         11/01/98       $88,646        354,166.1667
08/01/95     $11,250        750,000.0000         12/01/98       $88,542        347,221.6667
09/01/95     $11,250        750,000.0000         01/01/99       $88,438        340,277.1667
10/01/95     $11,250        750,000.0000         02/01/99       $88,334        333,332.6667
11/01/95     $11,250        750,000.0000         03/01/99       $88,230        326,388.1667
12/01/95     $11,250        750,000.0000         04/01/99       $88,126        319,443.6667
01/01/96  $1,011,250        750,000.0000         05/01/99       $88,021        312,499.1667
02/01/96     $10,000        666,666.6667         06/01/99       $87,917        305,554.6667
03/01/96     $10,000        666,666.6667         07/01/99       $87,813        298,610.1667
04/01/96     $10,000        666,666.6667         08/01/99       $87,709        291,665.6667
05/01/96     $10,000        666,666.6667         09/01/99       $87,605        284,721.1667
06/01/96     $10,000        666,666.6667         10/01/99       $87,501        277,776.6667
07/01/96     $10,000        666,666.6667         11/01/99       $87,396        270,832.1667
08/01/96     $10,000        666,666.6667         12/01/99       $87,292        263,887.6667
09/01/96     $10,000        666,666.6667       01/01/2000       $87,172        256,943.1667
10/01/96     $10,000        666,666.6667